UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Item 1. Reports to Stockholders

Annual report Delaware Core Plus Bond Fund July 31, 2012 Fixed income mutual fund

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Core Plus Bond Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Core Plus Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation	10
Statement of net assets	12
Statement of assets and liabilities	39
Statement of operations	40
Statements of changes in net assets	42
Financial highlights	44
Notes to financial statements	54
Report of independent registered public accounting firm	72
Board of trustees/directors and officers addendum	74
About the organization	84

Unless otherwise noted, views expressed herein are current as of July 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Core Plus Bond Fund	August 7, 2012

Performance preview (for the year ended July 31, 2012)
Delaware Core Plus Bond Fund (Class A shares)	1-year return	+7.01%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+7.25%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Core Plus Bond Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For many investors, the Fund’s fiscal year ended July 31, 2012 alternated between extended periods of pessimism and optimism. The sovereign debt crisis in Europe remained a challenge, as several countries — most notably, Greece, Spain, and Italy — found themselves on the verge of a financial crisis requiring coordinated action by governments and policymakers in the region.

Meanwhile, the U.S. economy failed to generate much momentum. The U.S. Commerce Department reported that gross domestic product (GDP) — which measures the total dollar value of goods and services produced by the nation — peaked at an annual rate of 4.1% in the fourth quarter of 2011, declined to 2.0% in the first quarter of 2012, then fell to an estimated 1.5% in the second quarter. Perhaps more distressing to investors was the lack of improvement in the U.S. jobs picture. The national unemployment rate reached 8.3% in July 2012, up from just 8.1% three months earlier (source: U.S. Department of Labor).

On the positive side, corporate earnings continued to be relatively robust. Corporate balance sheets remained strong, providing a testament to the corporate sector’s ability to operate flexibly against a challenging backdrop. In addition, an environment of low risk tolerance boosted demand for low-risk

At times of market weakness during the fiscal year, we sought to invest opportunistically in newly issued, high-quality corporate bonds. During such spells of caution, these types of bonds tended to provide the greatest risk-reward opportunities, in our opinion. Relying on the thorough credit research that is a hallmark of our investment process, we sought to take advantage of these opportunities to invest in bonds whose credit characteristics we liked, at prices that we believed could provide good long-term value.

Portfolio management review
Delaware Core Plus Bond Fund

securities. U.S. Treasurys were in strong demand, for example, ultimately sending yields to historically low levels.

Strength from Treasurys and investment grade bonds

Against this backdrop, most of the fixed income asset classes typically held by the Fund enjoyed solid returns during the fiscal year. Due to a steady demand for so-called “safe haven” assets, U.S. Treasurys were particularly strong performers. Investment grade corporate bonds also performed relatively well, as investors reacted to reports of healthy corporate earnings. Higher-yielding, lower-rated corporate bonds did not fare quite as well as their counterparts with stronger credit ratings, but they nevertheless generated solid returns, lifted by their relatively high level of income in an environment that offered limited alternatives to generate competitive yields. Other fixed income asset classes, including commercial mortgage-backed securities (CMBS), were likewise boosted by an increased appetite for income-generating investments.

Meanwhile, among international markets, bonds issued within developing countries generally produced favorable performance. Alternatively, bonds issued within developed countries generated only a modestly positive return, due in large part to the challenging European economic environment, along with a strengthening U.S. dollar that reduced returns for many U.S. investors.

Fund performance

For its fiscal year ended July 31, 2012, Delaware Core Plus Bond Fund (Class A shares) returned +7.01% at net asset value and +2.15% at maximum offer price (both returns reflect all distributions reinvested). In comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, returned +7.25% during the same period. For complete annualized performance of Delaware Core Plus Bond Fund, please see the table on page 4.

Relative performance factors

The Fund’s modest underperformance was driven primarily by a large underweight allocation in U.S. Treasury and agency debt. We do not typically emphasize these types of securities within the Fund because we generally concentrate on bonds that we believe offer the best potential for relatively high yields. During the fiscal year, the Fund’s portfolio maintained less than half of the benchmark’s relative exposure to Treasurys, on average. This underweight allocation produced a positive return, but it nevertheless lagged the benchmark on a relative basis.

Currency fluctuations also limited the Fund’s relative results. Specifically, the U.S. dollar strengthened relative to other currencies, most notably the Australian dollar, the Brazilian real, the Canadian dollar, and the Norwegian krone. The Fund held some debt denominated in these currencies, and as the dollar gained in value, it tempered what otherwise would have been stronger gains.

On the positive side, however, the Fund’s allocation to investment-grade corporate bonds was helpful. Its allocation to bonds issued by banking and finance firms as well as certain highly-rated bonds issued by firms in the industrial sector proved particularly beneficial. Bonds in the financial sector benefited from having relatively attractive yields to begin the fiscal year, while the positive effects of individual bond performance within this category also added to the Fund’s relative results.

Several other factors had positive effects on the Fund’s total return. For example, the portfolio held an overweight allocation to CMBS, which lifted results given the asset class’s outperformance of the broader benchmark index. In addition, a relative underweight allocation in agency mortgage-backed bonds was modestly helpful, in light of the fact that those securities failed to keep pace with the broader index. Of final note, the Fund maintained a small out-of-benchmark allocation to emerging markets debt. This stance contributed to the Fund’s relative performance as many investors increasingly looked to emerging markets for exposure to international bonds.

Management strategy

At times of market weakness during the fiscal year, we sought to invest opportunistically in newly issued, high-quality corporate bonds. During such spells of caution, these types of bonds tended to provide the greatest risk-reward opportunities, in our opinion. Relying on the thorough credit research that is a hallmark of our investment process, we sought to take advantage of these opportunities to invest in bonds whose credit characteristics we liked, at prices that we believed could provide good long-term value.

Another stance we adopted at various points during the fiscal year was to maintain a small short position to the euro. Our motivation was to protect against so-called “tail risk” — the risk of an unlikely but potentially severe European downturn that could ultimately bear down on the Fund’s performance. In light of deteriorating financial conditions among a number of euro-zone economies, we believed this positioning was prudent.

Toward the end of the Fund’s fiscal year, we were in the process of reducing the Fund’s exposure to certain high-quality developed-country government bonds in favor of bonds issued within less developed countries. Our rationale was that developed countries generally perceived as the safest — such as Germany, Sweden, Finland, and Australia — had seen their government bonds rally strongly, and these securities no longer appeared to us to offer value as attractive as other creditworthy opportunities in emerging markets, where we favored a combination of government and corporate debt.

As its fiscal year drew to a close, the Fund was positioned defensively, reflecting our expectations of continued deterioration in credit and economic fundamentals in Europe and further fragility in the United States. Against this backdrop, the Fund maintained a somewhat more cautious posture than it would normally carry, including the use of currency hedges, a greater focus on investment-grade corporate debt, and reduced exposure to high yield corporate bonds.

Performance summary
Delaware Core Plus Bond Fund	July 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through July 31, 2012
	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 16, 1985)
Excluding sales charge	+7.01%	+8.28%	+5.75%	n/a
Including sales charge	+2.15%	+7.30%	+5.25%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+6.21%	+7.48%	+5.13%	n/a
Including sales charge	+2.21%	+7.25%	+5.13%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+6.20%	+7.50%	+4.99%	n/a
Including sales charge	+5.20%	+7.50%	+4.99%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+6.73%	+8.09%	n/a	+5.18%
Including sales charge	+6.73%	+8.09%	n/a	+5.18%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+7.27%	+8.58%	+6.05%	n/a
Including sales charge	+7.27%	+8.58%	+6.05%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Nov. 28, 2011, through Nov. 28, 2012. Furthermore, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% (currently limited to 0.25% through Nov. 28, 2012) of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Nov. 28, 2011, through Nov. 28, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values,

Performance summary
Delaware Core Plus Bond Fund

differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Per Standard & Poor’s credit rating agency, bonds rated below AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.65% of the Fund’s average daily net assets from Nov. 28, 2011, through Nov. 28, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.29%	1.99%	1.99%	1.59%	0.99%
(without fee waivers)
Net expenses	0.90%	1.65%	1.65%	1.15%	0.65%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from July 31, 2002, through July 31, 2012

For period beginning July 31, 2002, through July 31, 2012	Starting value	Ending value
Barclays U.S. Aggregate Index	$10,000	$17,324
Delaware Core Plus Bond Fund — Class A shares	$9,550	$16,687

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on July 31, 2002, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of July 31, 2002. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class B	DEGBX	246094601
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

Disclosure of Fund expenses
For the six-month period from February 1, 2012 to July 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2012 to July 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Core Plus Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/12	7/31/12	Expense Ratio	2/1/12 to 7/31/12*
Actual Fund return
Class A	$1,000.00	$1,037.60	0.90%	$4.56
Class B	1,000.00	1,033.70	1.65%	8.34
Class C	1,000.00	1,033.70	1.65%	8.34
Class R	1,000.00	1,036.20	1.15%	5.82
Institutional Class	1,000.00	1,038.80	0.65%	3.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.39	0.90%	$4.52
Class B	1,000.00	1,016.66	1.65%	8.27
Class C	1,000.00	1,016.66	1.65%	8.27
Class R	1,000.00	1,019.14	1.15%	5.77
Institutional Class	1,000.00	1,021.63	0.65%	3.27

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Security type/sector allocation
Delaware Core Plus Bond Fund	As of July 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	2.69%
Agency Mortgage-Backed Securities	22.31%
Commercial Mortgage-Backed Securities	4.86%
Convertible Bond	0.12%
Corporate Bonds	42.99%
Banking	5.30%
Basic Industry	5.59%
Brokerage	0.27%
Capital Goods	0.89%
Communications	5.11%
Consumer Cyclical	2.41%
Consumer Non-Cyclical	5.10%
Electric	4.06%
Energy	3.47%
Finance Companies	1.89%
Insurance	2.55%
Natural Gas	2.49%
Real Estate	1.85%
Technology	1.22%
Transportation	0.79%
Non-Agency Asset-Backed Securities	2.29%
Non-Agency Collateralized Mortgage Obligations	0.18%
Regional Bonds	1.67%
Senior Secured Loans	5.19%
Sovereign Bonds	2.67%
Supranational Banks	0.05%
U.S. Treasury Obligations	11.35%
Preferred Stock	0.56%

Security type/sector	Percentage of net assets
Short-Term Investments	15.64%
Securities Lending Collateral	0.00%
Total Value of Securities	112.57%
Obligation to Return Securities Lending Collateral	(0.01%)
Other Liabilities Net of Receivables and Other Assets	(12.56%)
Total Net Assets	100.00%

Statement of net assets
Delaware Core Plus Bond Fund	July 31, 2012

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations – 2.69%
	Fannie Mae Grantor Trust
	Series 2002-T1 A2 7.00% 11/25/31	USD	65,148	$78,158
	Fannie Mae Interest Strip
	Series 35-2 12.00% 7/1/18		29,719	34,061
	Fannie Mae REMICs
	Series 1988-15 A 9.00% 6/25/18		553	622
	Series 1996-46 ZA 7.50% 11/25/26		81,677	95,453
	Series 2002-83 GH 5.00% 12/25/17		373,909	401,118
	Series 2011-80 CB 4.00% 8/25/26		1,953,713	2,200,724
•	Fannie Mae Whole Loan
	Series 2002-W1 2A 7.055% 2/25/42		80,276	94,701
	Freddie Mac REMICs
	Series 2557 WE 5.00% 1/15/18		300,000	322,589
	Series 3131 MC 5.50% 4/15/33		200,000	206,889
	Series 3173 PE 6.00% 4/15/35		325,000	344,283
	Series 3656 PM 5.00% 4/15/40		235,000	268,033
w	Freddie Mac Structured Pass Through
	Securities Series T-42 A5 7.50% 2/25/42		30,562	37,378
	GNMA
	Series 2010-42 PC 5.00% 7/20/39		545,000	656,556
	Series 2010-113 KE 4.50% 9/20/40		245,000	281,581
	NCUA Guaranteed Notes
	Series 2010-C1 A2 2.90% 10/29/20		80,000	85,175
Total Agency Collateralized Mortgage Obligations
	(cost $4,778,268)			5,107,321

Agency Mortgage-Backed Securities – 22.31%
	Fannie Mae 10.50% 6/1/30		10,840	11,151
•	Fannie Mae ARM
	4.835% 11/1/35		80,709	86,298
	5.089% 8/1/35		35,791	38,488
	6.293% 7/1/36		156,183	169,334
	Fannie Mae S.F. 15 yr
	3.00% 4/1/27		263,879	278,657
	4.00% 11/1/25		323,004	351,579
	5.00% 5/1/21		108,355	117,725
	8.00% 10/1/16		46,916	50,546
	Fannie Mae S.F. 15 yr TBA
	3.00% 8/1/27 to 9/1/27		7,887,000	8,304,607

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 20 yr 5.50% 8/1/28	USD	339,386	$372,659
	Fannie Mae S.F. 30 yr
	5.00% 10/1/35		1,209,300	1,323,636
	5.50% 2/1/37 to 6/1/38		1,411,565	1,550,833
	6.00% 8/1/36 to 2/1/41		5,235,690	5,789,358
	8.00% 2/1/30		20,935	21,668
	10.00% 7/1/20 to 2/1/25		124,141	145,765
	Fannie Mae S.F. 30 yr TBA
	3.50% 8/1/42 to 9/1/42		15,888,000	16,817,761
	5.50% 9/1/42		450,000	493,453
•	Freddie Mac ARM
	2.546% 7/1/36		47,248	50,615
	5.817% 10/1/36		110,694	118,975
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18 to 1/1/24		99,220	106,753
	5.50% 8/1/23		64,696	70,425
	Freddie Mac S.F. 30 yr
	5.50% 7/1/38 to 7/1/40		3,111,947	3,405,834
	6.00% 8/1/38 to 5/1/40		2,029,032	2,245,541
	8.00% 5/1/31		102,953	126,418
	10.00% 1/1/19		9,096	10,774
	11.50% 6/1/15 to 3/1/16		17,485	19,260
	GNMA I GPM 12.25% 3/15/14		3,338	3,358
	GNMA I S.F. 15 yr 6.50% 7/15/14		24,329	25,685
	GNMA I S.F. 30 yr
	7.50% 1/15/32		11,722	14,412
	8.00% 5/15/30		13,195	13,607
	9.50% 10/15/19 to 3/15/23		31,536	34,750
	10.00% 9/15/18		7,838	7,896
	11.00% 8/15/15 to 9/15/15		6,990	7,100
	11.50% 7/15/15		826	830
	12.00% 2/15/13 to 6/15/15		42,538	43,124
	12.50% 11/15/13 to 1/15/16		19,639	20,009
	GNMA II GPM 10.75% 3/20/16		4,063	4,083
	GNMA II S.F. 30 yr
	7.50% 9/20/30		17,979	22,095
	8.00% 6/20/30		9,902	12,304
	10.00% 11/20/15 to 6/20/21		25,389	30,240
	10.50% 3/20/16 to 2/20/21		38,260	39,901

Statement of net assets
Delaware Core Plus Bond Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	GNMA II S.F. 30 yr (continued)
	11.00% 5/20/15 to 7/20/19	USD	825	$829
	12.00% 3/20/14 to 5/20/15		1,802	1,877
	12.50% 10/20/13 to 7/20/15		7,847	7,971
Total Agency Mortgage-Backed Securities
	(cost $42,071,157)			42,368,184

Commercial Mortgage-Backed Securities – 4.86%
#	American Tower Trust
	Series 2007-1A AFX 144A 5.42% 4/15/37		300,000	316,970
	Bank of America Merrill Lynch Commercial
	Mortgage Securities
	•Series 2005-1 A5 5.176% 11/10/42		80,000	87,999
	•Series 2005-6 A4 5.193% 9/10/47		40,000	44,898
	•Series 2006-2 A4 5.727% 5/10/45		115,000	132,030
	Series 2006-4 A4 5.634% 7/10/46		200,000	226,776
•	Bear Stearns Commercial Mortgage Securities
	Series 2005-T20 A4A 5.144% 10/12/42		60,000	66,874
	Series 2006-PW12 A4 5.718% 9/11/38		55,000	62,979
#	CFCRE Commercial Mortgage Trust
	Series 2011-C1 A2 144A 3.759% 4/15/44		100,000	107,551
•w	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44		225,000	249,422
	#Series 2010-C1 C 144A 5.799% 7/10/46		100,000	114,764
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.416% 2/15/39		76,215	80,126
#	DBUBS Mortgage Trust 144A
	Series 2011-LC1A A3 5.002% 11/10/46		850,000	992,676
	•Series 2011-LC1A C 5.557% 11/10/46		200,000	221,620
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38		420,000	450,554
	Series 2005-GG4 A4A 4.751% 7/10/39		450,000	486,785
	•Series 2006-GG6 A4 5.553% 4/10/38		435,000	487,929
	#Series 2010-C1 A2 144A 4.592% 8/10/43		145,000	164,641
	•#Series 2011-GC3 C 144A 5.543% 3/10/44		100,000	103,732
•	Greenwich Capital Commercial Funding
	Series 2005-GG5 A5 5.224% 4/10/37		340,000	374,109

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A 4.936% 8/15/42	USD	235,000	$259,340
	Series 2005-LDP4 A4 4.918% 10/15/42		125,000	136,509
	Series 2005-LDP5 A4 5.195% 12/15/44		280,000	314,365
	Lehman Brothers-UBS Commercial Mortgage
	Trust Series 2004-C1 A4 4.568% 1/15/31		120,000	125,707
	Merrill Lynch Mortgage Trust
	Series 2005-CIP1 A2 4.96% 7/12/38		66,405	67,556
	•Series 2005-CKI1 A6 5.219% 11/12/37		300,000	336,087
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A 4.989% 8/13/42		592,000	651,176
	•Series 2007-T27 A4 5.657% 6/11/42		1,260,000	1,483,387
#	OBP Depositor Trust
	Series 2010-OBP A 144A 4.646% 7/15/45		120,000	140,472
#	Timberstar Trust
	Series 2006-1A A 144A 5.668% 10/15/36		210,000	236,378
#	WF-RBS Commercial Mortgage Trust
	Series 2011-C3 A4 144A 4.375% 3/15/44		635,000	707,112
Total Commercial Mortgage-Backed Securities
	(cost $8,291,433)			9,230,524

Convertible Bond – 0.12%
	Linear Technology 3.00% exercise price
	$43.39, expiration date 5/1/27		225,000	236,250
Total Convertible Bond (cost $216,755)				236,250

Corporate Bonds – 42.99%
Banking – 5.30%
	Abbey National Treasury Services
	4.00% 4/27/16		120,000	120,814
	Bank of America 3.75% 7/12/16		750,000	777,484
	BB&T
	3.95% 3/22/22		195,000	210,033
	5.25% 11/1/19		627,000	717,996
•	Bear Stearns 3.905% 12/7/12	AUD	200,000	209,697
•	Branch Banking & Trust 0.788% 9/13/16	USD	280,000	265,272
	City National 5.25% 9/15/20		160,000	173,565
@#	CoBank 144A 7.875% 4/16/18		250,000	313,102

Statement of net assets
Delaware Core Plus Bond Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
•	Fifth Third Capital Trust IV 6.50% 4/15/37	USD	510,000	$511,275
#	HSBC Bank 144A 3.10% 5/24/16		590,000	616,537
	HSBC Holdings 4.00% 3/30/22		415,000	445,059
	JPMorgan Chase 4.50% 1/24/22		180,000	199,849
	JPMorgan Chase Bank 6.00% 10/1/17		250,000	291,295
	KeyBank 5.45% 3/3/16		500,000	558,584
	KeyCorp 5.10% 3/24/21		280,000	322,961
	Lloyds TSB Bank 4.20% 3/28/17		570,000	595,141
	Morgan Stanley 6.375% 7/24/42		155,000	156,241
	PNC Bank 6.875% 4/1/18		250,000	304,853
	PNC Funding 5.125% 2/8/20		210,000	248,101
	SunTrust Banks 3.50% 1/20/17		440,000	460,332
	SVB Financial Group 5.375% 9/15/20		150,000	166,472
	U.S. Bank North America 4.95% 10/30/14		250,000	272,218
	US Bancorp 2.95% 7/15/22		175,000	177,327
•	USB Capital IX 3.50% 10/29/49		705,000	583,268
•#	USB Realty 144A 1.602% 12/22/49		100,000	83,766
	Wachovia
	•0.825% 10/15/16		95,000	90,449
	5.25% 8/1/14		105,000	112,721
	Wachovia Bank 5.60% 3/15/16		265,000	298,395
	Wells Fargo 2.10% 5/8/17		505,000	517,655
	Zions Bancorp
	4.50% 3/27/17		160,000	161,516
	7.75% 9/23/14		95,000	103,565
				10,065,543
Basic Industry – 5.59%
	Alcoa
	5.40% 4/15/21		500,000	513,398
	6.75% 7/15/18		390,000	443,582
#	Anglo American Capital 144A 2.625% 4/3/17		535,000	541,048
	ArcelorMittal
	6.50% 2/25/22		415,000	416,608
	10.10% 6/1/19		485,000	583,604
	Barrick Gold 3.85% 4/1/22		780,000	825,484
	Cabot
	2.55% 1/15/18		240,000	243,153
	3.70% 7/15/22		100,000	102,385

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	CF Industries
	6.875% 5/1/18	USD	115,000	$139,438
	7.125% 5/1/20		275,000	344,438
#	Corp Nacional del Cobre de Chile 144A
	3.00% 7/17/22		200,000	199,815
	*4.25% 7/17/42		200,000	204,063
	Domtar 4.40% 4/1/22		175,000	178,171
	Dow Chemical 8.55% 5/15/19		479,000	651,417
	Freeport-McMoRan Copper & Gold
	3.55% 3/1/22		350,000	354,028
	Georgia-Pacific 8.00% 1/15/24		955,000	1,314,336
	Hexion Finance 8.875% 2/1/18		160,000	162,800
	International Paper
	*4.75% 2/15/22		490,000	552,062
	6.00% 11/15/41		230,000	280,442
	9.375% 5/15/19		55,000	74,614
	Kinross Gold 5.125% 9/1/21		95,000	96,077
	LyondellBasell Industries 5.75% 4/15/24		610,000	693,875
#	Taminco Global Chemical 144A
	9.75% 3/31/20		940,000	991,700
	Teck Resources
	2.50% 2/1/18		55,000	55,191
	3.00% 3/1/19		5,000	5,039
	3.75% 2/1/23		90,000	89,422
	4.75% 1/15/22		125,000	135,748
	Vale Overseas 4.375% 1/11/22		415,000	435,845
				10,627,783
Brokerage – 0.27%
	Jefferies Group
	6.25% 1/15/36		40,000	39,200
	6.45% 6/8/27		60,000	60,000
	Lazard Group 6.85% 6/15/17		366,000	411,313
				510,513
Capital Goods – 0.89%
#	ADT 144A 3.50% 7/15/22		245,000	253,436
	Ball 5.75% 5/15/21		495,000	539,550
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20		270,000	240,300

Statement of net assets
Delaware Core Plus Bond Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
	Embraer 5.15% 6/15/22	USD	65,000	$68,088
	Republic Services 3.55% 6/1/22		175,000	184,430
#	URS 144A 5.00% 4/1/22		200,000	202,767
#	Votorantim Cimentos 144A 7.25% 4/5/41		200,000	210,700
				1,699,271
Communications – 5.11%
	America Movil 3.125% 7/16/22		390,000	402,257
	American Tower
	4.70% 3/15/22		95,000	99,373
	5.90% 11/1/21		910,000	1,033,790
#	Brasil Telecom 144A 5.75% 2/10/22		465,000	478,950
	CenturyLink 5.80% 3/15/22		365,000	388,058
#	Clearwire Communications 144A
	12.00% 12/1/15		220,000	209,000
	Cricket Communications 7.75% 10/15/20		150,000	144,000
#	Crown Castle Towers 144A 4.883% 8/15/20		915,000	1,007,218
#	Deutsche Telekom International Finance 144A
	2.25% 3/6/17		360,000	364,370
	3.125% 4/11/16		355,000	372,073
	DIRECTV Holdings 3.80% 3/15/22		490,000	518,948
	Intelsat Bermuda 11.25% 2/4/17		525,000	547,969
	Interpublic Group 4.00% 3/15/22		665,000	689,450
#	Nara Cable Funding 144A 8.875% 12/1/18		500,000	442,500
	Qwest 6.75% 12/1/21		185,000	216,178
	Sprint Nextel
	6.00% 12/1/16		110,000	111,925
	8.375% 8/15/17		130,000	142,675
	Telecom Italia Capital 5.25% 10/1/15		120,000	120,000
	Telefonica Emisiones
	5.462% 2/16/21		35,000	31,552
	6.421% 6/20/16		190,000	188,361
	Time Warner Cable 8.25% 4/1/19		385,000	512,922
#	UPCB Finance III 144A 6.625% 7/1/20		250,000	260,625
#	VimpelCom Holdings 144A 7.504% 3/1/22		200,000	195,500
	Virgin Media Secured Finance 6.50% 1/15/18		500,000	552,500
#	Vivendi 144A
	3.45% 1/12/18		455,000	445,936
	6.625% 4/4/18		212,000	237,013
				9,713,143

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical – 2.41%
#	Daimler Finance North America 144A
	2.25% 7/31/19	USD	250,000	$248,796
	Dollar General 4.125% 7/15/17		50,000	52,125
	eBay
	2.60% 7/15/22		465,000	475,241
	4.00% 7/15/42		105,000	106,184
	Ford Motor Credit
	5.00% 5/15/18		200,000	213,671
	12.00% 5/15/15		200,000	248,655
#	FUEL Trust 144A 3.984% 6/15/16		200,000	206,597
	Historic TW 6.875% 6/15/18		540,000	680,861
	Host Hotels & Resorts
	#144A 5.25% 3/15/22		180,000	191,475
	5.875% 6/15/19		75,000	82,688
	6.00% 11/1/20		95,000	105,569
	6.00% 10/1/21		98,000	110,495
	Lowe’s 3.12% 4/15/22		290,000	306,176
	Macy’s Retail Holdings 5.90% 12/1/16		354,000	413,804
	MGM Resorts International
	11.125% 11/15/17		215,000	241,338
	11.375% 3/1/18		125,000	145,000
	13.00% 11/15/13		55,000	62,838
	Target 4.00% 7/1/42		240,000	258,176
	Western Union 3.65% 8/22/18		95,000	104,052
	Wyndham Worldwide
	4.25% 3/1/22		100,000	102,598
	5.625% 3/1/21		90,000	99,598
	5.75% 2/1/18		105,000	117,707
				4,573,644
Consumer Non-Cyclical – 5.10%
	Amgen 5.375% 5/15/43		300,000	343,426
	Anheuser-Busch InBev Worldwide
	1.375% 7/15/17		125,000	126,398
	3.75% 7/15/42		140,000	147,667
	Boston Scientific 6.00% 1/15/20		195,000	235,456
#	BRF - Brasil Foods 144A 5.875% 6/6/22		455,000	483,438
	CareFusion 6.375% 8/1/19		475,000	572,676

Statement of net assets
Delaware Core Plus Bond Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Celgene
	2.45% 10/15/15	USD	250,000	$258,463
	3.95% 10/15/20		120,000	129,087
	Del Monte 7.625% 2/15/19		90,000	89,775
	Energizer Holdings 4.70% 5/24/22		385,000	412,642
#	Express Scripts Holding 144A
	2.65% 2/15/17		375,000	385,151
	3.50% 11/15/16		360,000	382,176
	3.90% 2/15/22		205,000	220,814
#	Heineken 144A 3.40% 4/1/22		375,000	390,208
#	JBS USA Finance 144A 8.25% 2/1/20		500,000	499,349
	Koninklijke Philips Electronics 3.75% 3/15/22		235,000	253,805
•	Kraft Foods 1.333% 7/10/13		240,000	241,403
#	Kraft Foods Group 144A
	3.50% 6/6/22		280,000	297,370
	5.00% 6/4/42		260,000	294,458
*	Kroger 3.40% 4/15/22		270,000	274,041
	Molson Coors Brewing
	3.50% 5/1/22		160,000	171,964
	5.00% 5/1/42		30,000	35,748
#	Mylan 144A 6.00% 11/15/18		245,000	265,213
#	Pernod-Ricard 144A
	2.95% 1/15/17		450,000	464,771
	5.75% 4/7/21		150,000	175,491
	Quest Diagnostics
	4.70% 4/1/21		515,000	590,414
	4.75% 1/30/20		25,000	28,465
#	SABMiller Holdings 144A
	2.45% 1/15/17		200,000	208,570
	3.75% 1/15/22		320,000	351,640
*	Safeway 4.75% 12/1/21		535,000	522,558
	Tyson Foods 4.50% 6/15/22		80,000	81,200
#	Woolworths 144A
	3.15% 4/12/16		155,000	161,815
	4.55% 4/12/21		50,000	56,440
	Yale University 2.90% 10/15/14		250,000	263,364
	Zimmer Holdings 4.625% 11/30/19		240,000	276,289
				9,691,745

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric – 4.06%
	Ameren Illinois 9.75% 11/15/18	USD	769,000	$1,047,173
#	American Transmission Systems 144A
	5.25% 1/15/22		225,000	257,127
	Baltimore Gas & Electric 3.50% 11/15/21		165,000	179,804
	CenterPoint Energy 5.95% 2/1/17		165,000	190,028
#	Centrais Eletricas Brasileiras 144A
	5.75% 10/27/21		400,000	451,000
	CMS Energy
	4.25% 9/30/15		95,000	99,934
	6.25% 2/1/20		190,000	215,909
	ComEd Financing III 6.35% 3/15/33		190,000	195,843
	Florida Power 5.65% 6/15/18		40,000	48,482
	Great Plains Energy 5.292% 6/15/22		345,000	382,066
•	Integrys Energy Group 6.11% 12/1/66		175,000	181,296
	Jersey Central Power & Light 5.625% 5/1/16		75,000	86,453
	LG&E & KU Energy
	3.75% 11/15/20		115,000	119,864
	4.375% 10/1/21		380,000	416,304
•	NextEra Energy Capital Holdings
	6.35% 10/1/66		385,000	400,764
	Pennsylvania Electric 5.20% 4/1/20		175,000	199,691
	PPL Capital Funding
	4.20% 6/15/22		75,000	78,294
	•6.70% 3/30/67		335,000	342,877
	Public Service Electric & Gas 3.50% 8/15/20		125,000	136,761
	Public Service of Oklahoma 5.15% 12/1/19		550,000	643,207
	Puget Energy 6.00% 9/1/21		65,000	72,019
•	Puget Sound Energy 6.974% 6/1/67		525,000	552,423
	SCANA 4.125% 2/1/22		815,000	840,869
•	Wisconsin Energy 6.25% 5/15/67		535,000	565,008
				7,703,196
Energy – 3.47%
	Apache 4.75% 4/15/43		175,000	207,703
#	CNOOC Finance 2012 144A 3.875% 5/2/22		280,000	302,655
	Devon Energy 4.75% 5/15/42		80,000	90,367
	Ecopetrol 7.625% 7/23/19		43,000	55,900
#	ENI 144A 4.15% 10/1/20		140,000	139,370
	Pemex Project Funding Master Trust
	6.625% 6/15/35		90,000	115,871

Statement of net assets
Delaware Core Plus Bond Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Pertamina Persero 144A 4.875% 5/3/22	USD	350,000	$368,375
	Petrobras International Finance
	3.875% 1/27/16		190,000	198,472
	5.375% 1/27/21		355,000	398,907
	PetroHawk Energy 7.25% 8/15/18		280,000	317,252
	Petroleos de Venezuela 9.00% 11/17/21		280,000	210,000
#	Petroleos Mexicanos 144A 5.50% 6/27/44		290,000	324,075
	Pride International 6.875% 8/15/20		475,000	597,215
	Range Resources 8.00% 5/15/19		220,000	244,750
	SandRidge Energy 8.75% 1/15/20		235,000	251,450
#	Schlumberger Investment 144A 2.40% 8/1/22		365,000	366,949
#	Sinopec Group Overseas Development 2012
	144A 2.75% 5/17/17		255,000	264,361
	Talisman Energy 5.50% 5/15/42		340,000	378,937
	Transocean
	5.05% 12/15/16		440,000	487,628
	6.375% 12/15/21		15,000	18,079
	Weatherford International
	4.50% 4/15/22		605,000	634,180
	9.625% 3/1/19		150,000	197,401
#	Woodside Finance 144A
	8.125% 3/1/14		280,000	306,526
	8.75% 3/1/19		85,000	110,417
				6,586,840
Finance Companies – 1.89%
#	CDP Financial 144A
	4.40% 11/25/19		280,000	322,711
	5.60% 11/25/39		250,000	323,767
	General Electric Capital
	2.30% 4/27/17		135,000	138,159
	#144A 3.80% 6/18/19		250,000	258,377
	6.00% 8/7/19		765,000	923,369
	•6.25% 12/15/49		300,000	308,130
	•7.125% 12/15/49		200,000	217,219
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65		210,000	158,550
	International Lease Finance
	5.875% 4/1/19		85,000	88,806
	6.25% 5/15/19		88,000	92,950
	8.75% 3/15/17		100,000	116,875

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
#	IPIC GMTN 144A 5.50% 3/1/22	USD	200,000	$224,600
	PHH 9.25% 3/1/16		145,000	157,325
#	Temasek Financial I 144A 2.375% 1/23/23		250,000	250,904
				3,581,742
Insurance – 2.55%
	Alleghany 4.95% 6/27/22		145,000	153,067
	American International Group
	4.875% 6/1/22		80,000	85,335
	5.85% 1/16/18		20,000	22,550
	8.25% 8/15/18		245,000	302,586
•	Chubb 6.375% 3/29/67		680,000	714,000
	Coventry Health Care 5.45% 6/15/21		370,000	422,907
#	Highmark 144A
	4.75% 5/15/21		200,000	207,924
	6.125% 5/15/41		30,000	33,321
•	ING Groep 5.775% 12/29/49		85,000	75,438
#	ING US 144A 5.50% 7/15/22		200,000	204,483
#	Liberty Mutual Group 144A
	4.95% 5/1/22		415,000	425,785
	6.50% 5/1/42		125,000	134,613
	MetLife 6.817% 8/15/18		220,000	272,574
#	Metropolitan Life Global Funding I 144A
	3.875% 4/11/22		475,000	513,234
	Prudential Financial
	3.875% 1/14/15		65,000	68,111
	4.50% 11/15/20		50,000	54,600
	6.00% 12/1/17		120,000	141,007
=‡t#	Twin Reefs Pass Through Trust 144A
	0.00% 12/29/49		200,000	0
	WellPoint 3.125% 5/15/22		1,000,000	1,005,003
				4,836,538
Natural Gas – 2.49%
	AmeriGas Finance 7.00% 5/20/22		650,000	692,249
	El Paso Pipeline Partners Operating
	6.50% 4/1/20		505,000	595,919
•	Enbridge Energy Partners 8.05% 10/1/37		265,000	295,992
	Energy Transfer Partners 9.70% 3/15/19		127,000	165,054

Statement of net assets
Delaware Core Plus Bond Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
Enterprise Products Operating
•7.034% 1/15/68	USD	280,000	$305,547
9.75% 1/31/14		130,000	146,604
Kinder Morgan Energy Partners
3.95% 9/1/22		235,000	248,443
9.00% 2/1/19		415,000	543,611
Nisource Finance 5.80% 2/1/42		150,000	177,447
Plains All American Pipeline 8.75% 5/1/19		195,000	260,100
TransCanada Pipelines
3.80% 10/1/20		100,000	112,328
•6.35% 5/15/67		310,000	323,936
Williams Partners
4.00% 11/15/21		210,000	224,875
7.25% 2/1/17		535,000	644,368
			4,736,473
Real Estate – 1.85%
Alexandria Real Estate Equities 4.60% 4/1/22		510,000	529,928
Boston Properties 3.85% 2/1/23		230,000	242,668
Brandywine Operating Partnership
4.95% 4/15/18		140,000	148,749
Developers Diversified Realty
4.625% 7/15/22		80,000	81,755
4.75% 4/15/18		80,000	85,242
7.875% 9/1/20		90,000	111,306
9.625% 3/15/16		150,000	182,417
Digital Realty Trust
5.25% 3/15/21		450,000	497,024
5.875% 2/1/20		95,000	107,652
Liberty Property 4.125% 6/15/22		135,000	139,994
Mack-Cali Realty 4.50% 4/18/22		200,000	211,422
Regency Centers
4.80% 4/15/21		55,000	60,040
5.875% 6/15/17		95,000	109,030
UDR 4.625% 1/10/22		455,000	493,248
# WEA Finance 144A 4.625% 5/10/21		470,000	509,055
			3,509,530

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Technology – 1.22%
	GXS Worldwide 9.75% 6/15/15	USD	240,000	$246,600
	Motorola Solutions 3.75% 5/15/22		410,000	420,638
	National Semiconductor 6.60% 6/15/17		255,000	319,599
#	Samsung Electronics America 144A
	1.75% 4/10/17		200,000	202,006
#	Seagate Technology International 144A
	1.00% 5/1/14		146,000	162,790
	Symantec 4.20% 9/15/20		125,000	130,999
	Tyco Electronics Group 3.50% 2/3/22		250,000	259,742
	Xerox 6.35% 5/15/18		490,000	570,537
				2,312,911
Transportation – 0.79%
#	Brambles USA 144A
	3.95% 4/1/15		125,000	131,068
	5.35% 4/1/20		205,000	232,723
#	ERAC USA Finance 144A
	2.75% 3/15/17		10,000	10,252
	5.25% 10/1/20		370,000	419,395
#	Kazakhstan Temir Zholy Finance 144A
	6.95% 7/10/42		200,000	221,500
#	Penske Truck Leasing 144A
	3.75% 5/11/17		230,000	233,489
	4.875% 7/11/22		55,000	55,042
#	Transnet 144A 4.00% 7/26/22		200,000	200,000
				1,503,469
Total Corporate Bonds (cost $77,402,809)				81,652,341

Non-Agency Asset-Backed Securities – 2.29%
	AEP Texas Central Transition Funding
	Series 2012-1 A2 1.976% 6/1/21		395,000	408,533
•	Ally Master Owner Trust
	Series 2011-1 A1 1.119% 1/15/16		140,000	140,866
#	Avis Budget Rental Car Funding AESOP
	Series 2011-2A A 144A 2.37% 11/20/14		135,000	137,911
	Bank of America Auto Trust
	Series 2012-1 A3 0.78% 6/15/16		450,000	452,099

Statement of net assets
Delaware Core Plus Bond Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Capital One Multi-Asset Execution Trust
	Series 2007-A7 A7 5.75% 7/15/20	USD	100,000	$122,076
	CenterPoint Energy Transition Bond
	Series 2012-1 A2 2.161% 10/15/21		120,000	125,144
#	CIT Equipment Collateral Series 2010-VT1A
	A3 144A 2.41% 5/15/13		6,514	6,520
	Citicorp Residential Mortgage Securities
	Series 2006-3 A5 5.948% 11/25/36		300,000	255,986
	Discover Card Master Trust Series 2007-A1 A1
	5.65% 3/16/20		190,000	231,239
#	Enterprise Fleet Financing Series 2012-1 A2
	144A 1.14% 11/20/17		200,000	200,455
#	Ford Auto Securitization Trust
	Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	101,675
	Ford Credit Auto Lease Trust
	Series 2012-A A4 1.03% 4/15/15	USD	390,000	392,627
	GE Capital Credit Card Master Note Trust
	Series 2012-2 A 2.22% 1/15/22		100,000	102,768
#	Golden Credit Card Trust
	Series 2012-2A A1 144A 1.77% 1/15/19		180,000	184,191
#	Great America Leasing Receivables
	Series 2011-1 A3 144A 1.69% 2/15/14		160,000	160,511
	Harley Davidson Motorcycle Trust
	Series 2008-1 A4 4.90% 12/15/13		6,956	6,968
	John Deere Owner Trust
	Series 2011-A A4 1.96% 4/16/18		145,000	148,841
#	Navistar Financial Owner Trust
	Series 2012-A A2 144A 0.85% 3/18/15		300,000	300,277
•#	Trafigura Securitisation Finance
	Series 2012-1A A 144A 2.649% 10/15/15		160,000	161,744
#	Volvo Financial Equipment
	Series 2012-1A A4 144A 1.09% 8/15/17		330,000	332,432
	World Financial Network Credit Card Master
	Trust Series 2012-B A 1.76% 5/17/21		150,000	150,015
	World Omni Automobile Lease Securitization
	Trust Series 2012-A A3 0.93% 11/16/15		230,000	230,855
Total Non-Agency Asset-Backed Securities
	(cost $4,271,437)			4,353,733

	Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations – 0.18%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35	USD	17,857	$17,349
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		20,252	20,298
•# GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27		85,687	89,206
• JPMorgan Mortgage Trust
Series 2007-A1 7A4 2.972% 7/25/35		284,691	133,920
Washington Mutual Alternative Mortgage
Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35		138,919	57,533
• Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 2.614% 4/25/36		31,317	25,146
Total Non-Agency Collateralized
Mortgage Obligations (cost $565,927)			343,452

ΔRegional Bonds – 1.67%
Australia – 1.47%
New South Wales Treasury
6.00% 4/1/19	AUD	852,000	1,026,944
6.00% 3/1/22	AUD	381,000	464,961
Queensland Treasury
6.00% 9/14/17	AUD	156,000	182,852
6.25% 6/14/19	AUD	647,000	784,768
6.25% 2/21/20	AUD	278,000	329,519
			2,789,044
Canada – 0.20%
Province of Ontario 3.15% 6/2/22	CAD	306,000	317,424
Province of Quebec 4.25% 12/1/21	CAD	50,000	55,954
			373,378
Total Regional Bonds (cost $3,043,915)			3,162,422

«Senior Secured Loans – 5.19%
Alliance HealthCare Services 7.25% 6/1/16	USD	91,545	85,442
Bausch & Lomb Tranche B 4.75% 5/17/19		205,000	205,193
BNY ConvergEx Group
8.75% 12/16/17		70,442	67,390
(EZE Castle Software) 8.75% 11/29/17		29,558	28,277

Statement of net assets
Delaware Core Plus Bond Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Brickman Group Holdings Tranche B1
5.50% 10/14/16	USD	95,757	$96,196
Burlington Coat Factory Warehouse
5.75% 2/23/17		752,822	752,633
Caesars Entertainment Operating Tranche B1
5.494% 1/28/18		503,000	443,835
Chrysler Group 6.00% 5/24/17		645,653	657,068
Clear Channel Communications
Tranche A 3.639% 7/30/14		423,234	381,264
Tranche B 3.889% 1/29/16		738,352	562,226
DaVita Tranche B 4.50% 10/20/16		199,494	199,557
Delos Aircraft 4.75% 4/12/16		700,000	707,867
Dynegy Power 1st Lien 9.25% 8/5/16		278,596	290,541
Emdeon Tranche B 5.00% 11/2/18		592,029	594,352
First Data
5.00% 3/24/17		670,857	651,084
Tranche B2 2.995% 9/24/14		75,000	73,078
Goodman Global Tranche B 5.75% 10/28/16		43,083	43,269
Houghton International Tranche B1
6.75% 1/13/16		98,321	98,444
IASIS Healthcare Tranche B 5.00% 5/3/18		209,470	209,601
Immucor Tranche B 7.25% 8/17/18		502,170	506,092
Intelsat Jackson Holdings Tranche B
5.25% 4/2/18		174,558	175,104
Lawson Software Tranche B 6.25% 4/5/18		199,500	201,656
Level 3 Financing Tranche B3 5.75% 9/1/18		250,000	251,485
Lord & Taylor 5.75% 1/11/19		149,250	150,130
Multiplan Tranche B 4.75% 8/18/17		16,996	16,950
Nuveen Investments
5.863% 5/13/17		200,000	199,667
8.25% 3/1/19		85,000	85,744
OSI Restaurant Partners
2.563% 6/14/14		196,466	194,800
2.593% 6/14/13		19,536	19,370
PQ 6.74% 7/30/15		100,000	95,554
Reynolds Group Holdings Tranche C
6.50% 8/19/18		320,003	324,883
Toys R Us Tranche B 6.00% 9/1/16		476,326	453,103

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Univision Communications
4.489% 3/29/17	USD	592,312	$568,711
Visant 5.25% 12/31/16		259,017	251,814
Zayo Group Tranche B 7.125% 7/2/19		210,000	212,757
Total Senior Secured Loans (cost $9,816,469)			9,855,137

ΔSovereign Bonds – 2.67%
Brazil – 0.18%
Republic of Brazil
5.625% 1/7/41		167,000	218,770
8.875% 10/14/19		80,000	116,000
			334,770
Canada – 0.10%
Canadian Government 3.75% 6/1/19	CAD	172,000	196,891
			196,891
Chile – 0.10%
Chile Government International 5.50% 8/5/20	CLP	82,000,000	186,931
			186,931
Colombia – 0.08%
Colombia Government International
6.125% 1/18/41	USD	102,000	141,525
			141,525
Finland – 0.09%
Finland Government 4.00% 7/4/25	EUR	113,000	171,890
			171,890
Indonesia – 0.25%
Indonesia Treasury Bonds
7.00% 5/15/22	IDR	1,933,000,000	224,444
7.00% 5/15/27	IDR	1,355,000,000	155,573
11.00% 11/15/20	IDR	677,000,000	96,437
			476,454
Mexico – 0.10%
Mexico Government International
4.75% 3/8/44	USD	160,000	185,200
			185,200

Statement of net assets
Delaware Core Plus Bond Fund

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds (continued)
Norway – 0.85%
Norway Government
4.25% 5/19/17	NOK	414,000	$78,119
4.50% 5/22/19	NOK	5,790,000	1,147,339
5.00% 5/15/15	NOK	2,161,000	394,694
			1,620,152
Peru – 0.04%
Republic of Peru 5.625% 11/18/50	USD	60,000	79,350
			79,350
Philippines – 0.15%
Philippines Government International
9.50% 10/21/24		180,000	288,900
			288,900
Poland – 0.03%
Poland Government 5.75% 10/25/21	PLN	203,000	64,813
			64,813
Russia – 0.14%
Russian-Eurobond 7.50% 3/31/30	USD	213,325	265,334
			265,334
South Africa – 0.23%
South Africa Government
8.00% 12/21/18	ZAR	1,254,000	165,438
10.50% 12/21/26	ZAR	1,797,000	277,348
			442,786
United Kingdom – 0.33%
U.K. Treasury
4.00% 3/7/22	GBP	114,060	219,423
4.25% 12/7/27	GBP	86,000	172,183
4.75% 3/7/20	GBP	121,000	240,373
			631,979
Total Sovereign Bonds (cost $4,884,429)			5,086,975

Supranational Banks – 0.05%
International Bank for Reconstruction &
Development 3.375% 4/30/15	NOK	530,000	92,007
Total Supranational Banks (cost $97,364)			92,007

	Principal amount°		Value (U.S. $)
U.S. Treasury Obligations – 11.35%
∞ U.S. Treasury Bond 3.125% 2/15/42	USD	7,875,000	$8,776,932
U.S. Treasury Notes
0.50% 7/31/17		3,820,000	3,802,394
1.75% 5/15/22		8,765,000	8,973,168
Total U.S. Treasury Obligations (cost $21,182,131)			21,552,494

	Number of shares
Preferred Stock – 0.56%
Alabama Power 5.625%		3,715	96,887
BB&T 5.85%		5,050	133,017
• PNC Financial Services Group
6.125%		5,000	136,550
8.25%		260,000	269,163
• U.S. Bancorp
3.50%		350	290,500
6.00%		5,000	136,600
Total Preferred Stock (cost $967,719)			1,062,717

	Principal amount°
Short-Term Investments – 15.64%
≠Discount Notes – 5.93%
Fannie Mae 0.10% 8/20/12	USD	3,471,730	3,471,691
Federal Home Loan Bank
0.07% 8/2/12		2,200,360	2,200,358
0.08% 8/1/12		294,088	294,088
0.095% 8/24/12		3,139,599	3,139,558
0.12% 9/28/12		2,165,240	2,164,996
			11,270,691
Repurchase Agreements – 6.39%
Bank of America 0.16%, dated 7/31/12, to
be repurchased on 8/1/12, repurchase
price $6,939,384 (collateralized by
U.S. government obligations
1.00%-4.50% 5/15/14-5/15/38;
market value $7,078,140)		6,939,353	6,939,353

Statement of net assets
Delaware Core Plus Bond Fund

	Principal amount°		Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase
price $5,201,670 (collateralized by
U.S. government obligations
0.125%-1.25% 7/31/14-4/30/17;
market value $5,305,680)	USD	5,201,647	$5,201,647
			12,141,000
≠U.S. Treasury Obligation – 3.32%
U.S. Treasury Bill 0.076% 8/23/12		6,310,205	6,310,009
			6,310,009
Total Short-Term Investments (cost $29,721,132)			29,721,700

Total Value of Securities Before Securities
Lending Collateral – 112.57%
(cost $207,310,945)			213,825,257

	Number of shares
Securities Lending Collateral** – 0.00%
Investment Companies
Delaware Investments Collateral Fund No.1		11,832	11,832
@† Mellon GSL Reinvestment Trust II		12,695	0
Total Securities Lending Collateral (cost $24,527)			11,832

Total Value of Securities – 112.57%
(cost $207,335,472)			213,837,089 ©
**Obligation to Return Securities
Lending Collateral – (0.01%)			(24,527)
«Other Liabilities Net of Receivables and
Other Assets – (12.56%)			(23,864,180)
Net Assets Applicable to 21,698,657
Shares Outstanding – 100.00%			$189,948,382

Net Asset Value – Delaware Core Plus Bond Fund
Class A ($91,099,090 / 10,414,150 Shares)	$8.75
Net Asset Value – Delaware Core Plus Bond Fund
Class B ($1,211,424 / 138,478 Shares)	$8.75
Net Asset Value – Delaware Core Plus Bond Fund
Class C ($12,988,872 / 1,483,083 Shares)	$8.76
Net Asset Value – Delaware Core Plus Bond Fund
Class R ($9,179,811 / 1,045,921 Shares)	$8.78
Net Asset Value – Delaware Core Plus Bond Fund
Institutional Class ($75,469,185 / 8,617,025 Shares)	$8.76

Components of Net Assets at July 31, 2012:
Shares of beneficial interest (unlimited authorization - no par)	$183,836,751
Undistributed net investment income	248,605
Accumulated net realized loss on investments	(723,524)
Net unrealized appreciation of investments and foreign currencies	6,586,550
Total net assets	$189,948,382

°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of July 31, 2012. Interest rates reset periodically.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2012, the aggregate value of Rule 144A securities was $26,261,473, which represented 13.83% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At July 31, 2012, the aggregate value of illiquid securities was $313,102, which represented 0.16% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.

Statement of net assets
Delaware Core Plus Bond Fund

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2012.

*	Fully or partially on loan.
∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at the time of purchase.
†	Non income producing security.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $23,886 of securities loaned.
«	Includes foreign currency valued at $250,064 with a cost of $247,858.

Net Asset Value and Offering Price Per Share –
Delaware Core Plus Bond Fund
Net asset value Class A (A)	$8.75
Sales charge (4.50% of offering price) (B)	0.41
Offering price	$9.16

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at July 31, 2012:[1]

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(557,697)	USD	572,158	8/31/12	$(11,823)
BAML	BRL	181,037	USD	(88,173)	8/31/12	(485)
BAML	EUR	(646,535)	USD	795,416	8/31/12	(349)
BAML	HUF	(288,955,800)	USD	1,221,491	8/31/12	(33,937)
BAML	JPY	13,198,630	USD	(165,967)	8/31/12	3,011
BAML	PLN	(944,496)	USD	280,000	8/31/12	(1,551)
CITI	AUD	(463,116)	USD	480,000	8/31/12	(4,941)
CITI	EUR	(45,144)	USD	55,590	8/31/12	27
CITI	HUF	(70,118,550)	USD	296,284	8/31/12	(8,361)
GSC	BRL	1,027,148	USD	(500,462)	8/31/12	(2,946)
GSC	GBP	(229,346)	USD	355,498	8/31/12	(3,995)
HSBC	AUD	(547,870)	USD	555,376	8/31/12	(18,315)
HSBC	CAD	206,856	USD	(202,403)	8/31/12	3,646
HSBC	JPY	16,241,000	USD	(204,169)	8/31/12	3,760
HSBC	NOK	(573,214)	USD	93,832	8/31/12	(1,142)
HSBC	TRY	90,800	USD	(50,000)	8/31/12	296
JPMC	BRL	550,250	USD	(268,572)	8/31/12	(2,049)
JPMC	CAD	(255,715)	USD	250,174	8/31/12	(4,544)
JPMC	CHF	147,417	USD	(151,042)	8/31/12	61
JPMC	EUR	(62,448)	USD	76,798	8/31/12	(63)
JPMC	NOK	(566,745)	USD	92,740	8/31/12	(1,162)
MSC	BRL	501,165	USD	(244,167)	8/31/12	(1,420)
MSC	EUR	(194,668)	USD	239,521	8/31/12	(79)
MSC	JPY	(6,420,240)	USD	80,746	8/31/12	(1,451)
MSC	NOK	(885,776)	USD	145,150	8/31/12	(1,611)
MSC	PLN	(957,015)	USD	276,354	8/31/12	(8,928)
MSC	RUB	6,167,780	USD	(190,000)	8/31/12	366
						$(97,985)

Statement of net assets
Delaware Core Plus Bond Fund

Futures Contracts

				Unrealized
				Appreciation
Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
(92) Euro-Schatz	$(12,539,407)	$(12,558,108)	9/11/12	$(18,701)
2 Long Gilt	370,132	382,094	9/26/12	11,962
43 U.S. Treasury 10 yr Notes	5,785,872	5,790,219	9/28/12	4,347
				$(2,392)

Swap Contracts
CDS Contracts

				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Crossover
BAML	17.1 5 yr CDS	EUR	1,070,000	5.00%	6/20/17	$68,456
BAML	Kingdom of Spain 5 yr CDS	USD	288,000	1.00%	12/20/15	16,249
	ITRAXX Europe Crossover
BCLY	17.1 5 yr CDS	EUR	1,040,000	5.00%	6/20/17	66,223
BCLY	Kingdom of Belgium 5 yr CDS	USD	151,000	1.00%	6/20/17	(6,957)
	Kingdom of Spain
BCLY	5 yr CDS		240,000	1.00%	3/20/15	22,042
BCLY	5 yr CDS		140,000	1.00%	3/21/16	8,717
	Republic of France
BCLY	5 yr CDS		202,000	0.25%	9/20/16	(4,853)
BCLY	5 yr CDS		196,000	0.25%	6/20/17	(4,465)
BCLY	Russian Federation 5 yr CDS		143,000	1.00%	9/20/17	(2,589)
	ITRAXX Europe Crossover
JPMC	17.1 5 yr CDS	EUR	1,630,000	5.00%	6/20/17	(258)
JPMC	Kingdom of Spain 5 yr CDS	USD	301,000	1.00%	3/20/17	18,692
JPMC	MeadWestvaco 5 yr CDS		140,000	1.00%	12/20/16	(4,884)
	Republic of France
JPMC	5 yr CDS		201,000	0.25%	6/20/17	(5,388)
JPMC	5 yr CDS		198,000	0.25%	9/20/17	(1,978)
	Kingdom of Belgium
MSC	5 yr CDS		288,000	1.00%	12/20/16	(17,506)
MSC	5 yr CDS		265,000	1.00%	3/20/17	(12,368)

Swap Contracts (continued)

				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased (continued):
	Kingdom of Spain
MSC	5 yr CDS	USD	200,000	1.00%	6/20/16	$16,046
MSC	5 yr CDS		960,000	1.00%	3/20/17	56,255
MSC	5 yr CDS		200,000	1.00%	6/20/17	3,820
	Republic of France
MSC	5 yr CDS		87,000	0.25%	9/20/16	(1,672)
MSC	5 yr CDS		207,000	0.25%	12/20/16	(4,999)
MSC	5 yr CDS		350,000	0.25%	3/20/17	(3,255)
	Republic of Italy
MSC	5 yr CDS		130,000	1.00%	9/20/16	6,223
MSC	5 yr CDS		190,000	1.00%	3/20/17	1,343
						$212,894
	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa		140,000	1.00%	12/20/16	$4,007
Total						$216,901

The use of foreign currency exchange contracts, futures contracts and swaps contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CHF — Swiss Franc
CITI — Citigroup Global Markets

Statement of net assets
Delaware Core Plus Bond Fund

CLP — Chilean Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GPM — Graduated Payment Mortgage
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HUF — Hungarian Forint
IDR — Indonesia Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
MSC — Morgan Stanley Capital
NCUA — National Credit Union Administration
NOK — Norwegian Kroner
PLN — Polish Zloty
REMIC — Real Estate Mortgage Investment Conduit
RUB — Russian Ruble
S.F. — Single Family
TBA — To be announced
TRY — Turkish Lira
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Core Plus Bond Fund	July 31, 2012

Assets:
Investments, at value (including $23,886 of securities on loan)	$184,103,557
Short-term investments, at value	29,721,700
Short-term investments held as collateral for loaned securities, at value	11,832
Cash	385,888
Receivable for fund shares sold	119,078
Receivable for securities sold	20,396,953
Dividends and interest receivable	1,531,747
Unrealized gain on foreign currency exchange contracts	11,167
Unrealized gain on credit default swap contracts
(including up front payments received $304,137)	592,210
Foreign currencies, at value	250,064
Variation margin receivable on futures contracts	3,606
Securities lending income receivable	4
Total assets	237,127,806

Liabilities:
Payable for securities purchased	45,866,315
Payable for fund shares redeemed	770,693
Distributions payable	136,183
Unrealized loss on foreign currency exchange contracts	109,152
Unrealized loss on credit default swap contracts	71,172
Annual protection payments on credit default swaps	31,342
Obligation to return securities lending collateral	24,527
Due to manager and affiliates	64,773
Other accrued expenses	101,363
Other liabilities	3,904
Total liabilities	47,179,424

Total Net Assets	$189,948,382

Investments, at cost	$177,589,813
Short-term investments, at cost	29,721,132
Short-term investments held as collateral for loaned securities, at cost	24,527
Foreign currencies, at cost	247,858

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Core Plus Bond Fund	Year Ended July 31, 2012

Investment Income:
Interest	$5,224,092
Dividends	44,351
Securities lending income	14,181	$5,282,624

Expenses:
Management fees	877,230
Distribution expenses – Class A	270,758
Distribution expenses – Class B	15,842
Distribution expenses – Class C	118,606
Distribution expenses – Class R	47,836
Dividend disbursing and transfer agent fees and expenses	222,429
Registration fees	94,002
Accounting and administration expenses	62,486
Reports and statements to shareholders	49,883
Pricing fees	24,232
Custodian fees	20,988
Legal fees	17,768
Audit and tax	13,795
Dues and services	10,185
Trustees’ fees	7,500
Insurance fees	1,786
Consulting fees	942
Trustees’ expenses	413	1,856,681
Less fees waived		(368,303)
Less waived distribution expenses – Class A		(45,126)
Less waived distribution expenses – Class R		(7,973)
Less expense paid indirectly		(115)
Total operating expenses		1,435,164
Net Investment Income		3,847,460

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	$6,029,726
Foreign currencies	35,635
Foreign currency exchange contracts	(164,934)
Futures contracts	198,844
Options written	83,470
Swap contracts	(664,633)
Net realized gain	5,518,108
Net change in unrealized appreciation (depreciation) of:
Investments	2,311,641
Foreign currencies	(131)
Foreign currency exchange contracts	(96,617)
Futures contracts	(12,901)
Swap contracts	56,355
Net change in unrealized appreciation (depreciation)	2,258,347
Net Realized and Unrealized Gain	7,776,455

Net Increase in Net Assets Resulting from Operations	$11,623,915

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Core Plus Bond Fund

	Year Ended
	7/31/12	7/31/11
Increase in Net Assets from Operations:
Net investment income	$3,847,460	$3,107,144
Net realized gain	5,518,108	3,002,206
Net change in unrealized appreciation (depreciation)	2,258,347	125,003
Net increase in net assets resulting from operations	11,623,915	6,234,353

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,640,241)	(2,692,377)
Class B	(34,975)	(73,235)
Class C	(257,850)	(300,326)
Class R	(212,416)	(221,490)
Institutional Class	(1,436,344)	(361,456)
	(4,581,826)	(3,648,884)

Capital Share Transactions:
Proceeds from shares sold:
Class A	33,688,215	14,524,148
Class B	142,597	175,113
Class C	4,255,513	3,008,528
Class R	3,785,007	1,536,474
Institutional Class	87,945,849	3,867,519

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,151,709	2,029,075
Class B	25,602	50,956
Class C	230,447	253,725
Class R	212,223	219,660
Institutional Class	1,273,479	335,273
	133,710,641	26,000,471

	Year Ended
	7/31/12	7/31/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(22,329,797)	$(16,944,204)
Class B	(928,579)	(1,553,045)
Class C	(2,113,586)	(3,380,775)
Class R	(1,932,730)	(1,153,381)
Institutional Class	(26,668,220)	(2,893,560)
	(53,972,912)	(25,924,965)
Increase in net assets derived from capital share transactions	79,737,729	75,506
Net Increase in Net Assets	86,779,818	2,660,975

Net Assets:
Beginning of year	103,168,564	100,507,589
End of year (including undistributed net investment
income of $248,605 and $681,367, respectively)	$189,948,382	$103,168,564

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Core Plus Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$8.420	$8.220	$7.620	$7.260	$7.310

0.205	0.264	0.366	0.367	0.332
0.375	0.244	0.606	0.395	(0.038)
0.580	0.508	0.972	0.762	0.294

(0.250)	(0.308)	(0.372)	(0.402)	(0.344)
(0.250)	(0.308)	(0.372)	(0.402)	(0.344)

$8.750	$8.420	$8.220	$7.620	$7.260

7.01%	6.32%	13.03%	11.13%	4.18%

$91,099	$74,107	$72,618	$64,746	$58,485
0.90%	0.90%	0.91%	0.98%	0.95%

1.18%	1.29%	1.34%	1.32%	1.24%
2.41%	3.20%	4.60%	5.20%	4.47%

2.13%	2.81%	4.17%	4.86%	4.18%
422%	293%	264%	244%	331%

Financial highlights
Delaware Core Plus Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$8.420	$8.220	$7.620	$7.260	$7.310

0.141	0.202	0.305	0.314	0.276
0.375	0.245	0.608	0.396	(0.038)
0.516	0.447	0.913	0.710	0.238

(0.186)	(0.247)	(0.313)	(0.350)	(0.288)
(0.186)	(0.247)	(0.313)	(0.350)	(0.288)

$8.750	$8.420	$8.220	$7.620	$7.260

6.21%	5.53%	12.19%	10.31%	3.40%

$1,211	$1,921	$3,197	$4,494	$7,472
1.65%	1.65%	1.66%	1.73%	1.70%

1.88%	1.99%	2.04%	2.02%	1.94%
1.66%	2.45%	3.85%	4.45%	3.72%

1.43%	2.11%	3.47%	4.16%	3.48%
422%	293%	264%	244%	331%

Financial highlights
Delaware Core Plus Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$8.430	$8.230	$7.620	$7.260	$7.310

0.142	0.203	0.307	0.314	0.276
0.374	0.244	0.616	0.396	(0.038)
0.516	0.447	0.923	0.710	0.238

(0.186)	(0.247)	(0.313)	(0.350)	(0.288)
(0.186)	(0.247)	(0.313)	(0.350)	(0.288)

$8.760	$8.430	$8.230	$7.620	$7.260

6.20%	5.53%	12.32%	10.31%	3.40%

$12,989	$10,147	$10,022	$5,813	$5,594
1.65%	1.65%	1.66%	1.73%	1.70%

1.88%	1.99%	2.04%	2.02%	1.94%
1.66%	2.45%	3.85%	4.45%	3.72%

1.43%	2.11%	3.47%	4.16%	3.48%
422%	293%	264%	244%	331%

Financial highlights
Delaware Core Plus Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$8.450	$8.240	$7.630	$7.260	$7.310

0.185	0.244	0.350	0.349	0.313
0.374	0.255	0.613	0.406	(0.037)
0.559	0.499	0.963	0.755	0.276

(0.229)	(0.289)	(0.353)	(0.385)	(0.326)
(0.229)	(0.289)	(0.353)	(0.385)	(0.326)

$8.780	$8.450	$8.240	$7.630	$7.260

6.73%	6.17%	12.87%	11.00%	3.92%

$9,180	$6,789	$6,031	$235	$93
1.15%	1.15%	1.16%	1.23%	1.20%

1.48%	1.59%	1.64%	1.62%	1.54%
2.16%	2.95%	4.35%	4.95%	4.22%

1.83%	2.51%	3.87%	4.56%	3.88%
422%	293%	264%	244%	331%

Financial highlights
Delaware Core Plus Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$8.430	$8.230	$7.630	$7.260	$7.310

0.228	0.285	0.388	0.384	0.350
0.373	0.245	0.605	0.406	(0.037)
0.601	0.530	0.993	0.790	0.313

(0.271)	(0.330)	(0.393)	(0.420)	(0.363)
(0.271)	(0.330)	(0.393)	(0.420)	(0.363)

$8.760	$8.430	$8.230	$7.630	$7.260

7.27%	6.58%	13.30%	11.55%	4.44%

$75,469	$10,205	$8,640	$3,213	$44,191
0.65%	0.65%	0.66%	0.73%	0.70%

0.88%	0.99%	1.04%	1.02%	0.94%
2.66%	3.45%	4.85%	5.45%	4.72%

2.43%	3.11%	4.47%	5.16%	4.48%
422%	293%	264%	244%	331%

Notes to financial statements
Delaware Core Plus Bond Fund	July 31, 2012

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Core Plus Bond Fund and Delaware Inflation Protected Bond Fund. These financial statements and the related notes pertain to Delaware Core Plus Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2009–July 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2012.

To Be Announced Trades (TBA) — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated

Notes to financial statements
Delaware Core Plus Bond Fund

1. Significant Accounting Policies (continued)

into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended July 31, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended July 31, 2012, the Fund earned the $115 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 0.65% of average daily net assets of the Fund through November 28, 2012. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. The expense waiver and reimbursement apply only to expenses paid directly by the Fund. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended July 31, 2012, the Fund was charged $7,846 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through November 28, 2012 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% (currently limited to 0.25% through November 28, 2012) of average

Notes to financial statements
Delaware Core Plus Bond Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

At July 31, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$17,138
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	4,505
Distribution fees payable to DDLP	35,721
Other expenses payable to DMC and affiliates*	7,409

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended July 31, 2012, the Fund was charged $4,083 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2012, DDLP earned $21,060 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2012, DDLP received gross CDSC commissions of $19,255, $70 and $299 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2012, the Fund made purchases of $438,922,316 and sales of $370,891,424 of investment securities other than U.S. government securities and short-term investments. For the year ended July 31, 2012, the Fund made purchases of $276,040,214 and sales of $267,103,459 of long-term U.S. government securities.

At July 31, 2012, the cost of investments for federal income tax purposes was $208,111,444. At July 31, 2012, the net unrealized appreciation was $5,725,645, of which $ 6,879,311 related to unrealized appreciation of investments and $ 1,153,666 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements
Delaware Core Plus Bond Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset &
Mortgage-Backed Securities	$—	$60,989,780	$413,434	$61,403,214
Corporate Debt	—	91,743,728	—	91,743,728
Foreign Debt	—	8,341,404	—	8,341,404
U.S. Treasury Obligations	—	21,552,494	—	21,552,494
Preferred Stock	793,554	269,163	—	1,062,717
Short-Term Investments	—	29,721,700	—	29,721,700
Securities Lending Collateral	—	11,832	—	11,832
Total	$793,554	$212,630,101	$413,434	$213,837,089

Foreign Currency
Exchange Contracts	$—	$(97,985)	$—	$(97,985)
Futures Contracts	(2,392)	—	—	(2,392)
Swap Contracts	$—	$216,901	$—	$216,901

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

During the year ended July 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2012 and 2011 was as follows:

	Year Ended
	7/31/12	7/31/11
Ordinary income	$4,581,826	$3,648,884

5. Components of Net Assets on a Tax Basis

As of July 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$183,836,751
Undistributed ordinary income	718,891
Undistributed long-term capital gains	395,115
Other temporary differences	(812,953)
Unrealized appreciation	5,810,578
Net assets	$189,948,382

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of market discount and premium on debt instruments, tax treatment of distributions payable, contingent payment debt instruments and tax treatment of CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities, tax treatment of contingent payment debt instruments, and tax treatment of CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2012, the Fund recorded the following reclassifications:

Undistributed net investment income	$301,604
Accumulated net realized loss	(301,604)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,324,390 was utilized in 2012.

Notes to financial statements
Delaware Core Plus Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/12	7/31/11
Shares sold:
Class A	3,972,365	1,762,859
Class B	16,742	21,152
Class C	500,841	362,750
Class R	443,388	185,006
Institutional Class	10,367,464	468,780

Shares issued upon reinvestment of dividends and distributions:
Class A	252,817	245,329
Class B	3,013	6,162
Class C	27,045	30,645
Class R	24,847	26,465
Institutional Class	148,718	40,477
	15,757,240	3,149,625

Shares redeemed:
Class A	(2,610,260)	(2,047,086)
Class B	(109,376)	(188,365)
Class C	(248,193)	(408,278)
Class R	(225,858)	(139,548)
Institutional Class	(3,109,420)	(349,212)
	(6,303,107)	(3,132,489)
Net increase	9,454,133	17,136

For the years ended July 31, 2012 and 2011, 46,811 Class B shares were converted to 46,850 Class A shares valued at $398,042 and 116,991 Class B shares were converted to 116,932 Class A shares valued at $963,598, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $50,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. On August 1, 2011, the Fund, along with the other Participants, entered into an amendment for a $100,000,000 revolving line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of July 31, 2012 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded.

Notes to financial statements
Delaware Core Plus Bond Fund

8. Derivatives (continued)

Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended July 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended July 31, 2012 for the Fund were as follows:

	Number of
	contracts	Premiums
Options outstanding at July 31, 2011	—	$—
Options written	232	198,400
Options expired	(68)	(66,847)
Options terminated in closing purchase transactions	(164)	(131,553)
Options outstanding at July 31, 2012	—	$—

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund received $570,000 in securities collateral for certain open derivatives.

As disclosed in the footnotes to the statement of net assets, at July 31, 2012, the notional value of the protection sold was $140,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At July 31, 2012, the net unrealized appreciation of the protection sold was $4,007.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to financial statements
Delaware Core Plus Bond Fund

8. Derivatives (continued)

Swaps Generally. Because there are generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of July 31, 2012 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets			Statement of Assets
	and Liabilities Location	Fair Value		and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$11,167		Unrealized loss on foreign currency exchange contracts	$(109,152)
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	16,309	*	Variation margin payable on futures contracts	(18,701)
Credit contracts (Swap contracts)	Unrealized gain on CDS contracts	288,073		Unrealized loss on CDS contracts	(71,172)
Total		$315,549			$(199,025)

*Includes cumulative appreciation of futures contracts from the date the contracts are opened through July 31, 2012. Only current day variation margin is reported on the Fund’s statement of assets and liabilities.

The effect of derivative instruments on the statement of operations for the year ended July 31, 2012 was as follows:

			Change in
			Unrealized
			Appreciation
		Realized Loss	or Depreciation
	Location of Gain or Loss on	on Derivatives	on Derivatives
	Derivatives Recognized in	Recognized in	Recognized in
	Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(164,934)	$(96,617)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	198,844	(12,901)
Equity contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	83,470	17,353
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(664,633)	56,355
Total		$(547,253)	$(35,810)

Notes to financial statements
Delaware Core Plus Bond Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended July 31 2012.

	Asset		Liability
	Derivative		Derivative
	Volume		Volume
Forward foreign currency contracts (average cost)	USD	1,790,905	USD	5,450,741
Futures contracts (average notional value)		4,936,972		1,825,344
Options contracts (average notional value)		3,965		16,185
Swap contracts (average notional value)		312,530		6,532,765
Swap contracts (average notional value)	EUR	—	EUR	3,135,237

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2012, the value of securities on loan was $23,886, for which cash collateral was received and invested in accordance with the Lending Agreement. At July 31, 2012, the value of invested collateral was $11,832. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

10. Credit and Market Risk

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of

Notes to financial statements
Delaware Core Plus Bond Fund

10. Credit and Market Risk (continued)

these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-today functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	100%

(A)	is based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund
and the Shareholders of Delaware Core Plus Bond Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Core Plus Bond Fund (one of the series constituting Delaware Group Government Fund, hereinafter referred to as the “Fund”) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended July 31, 2009 were audited by other independent accountants whose report dated September 21, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 21, 2012

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	72	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.2
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	72	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	72	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — U.S. SQUASH

		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	72	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	72	None
(2004–Present)

Chief Investment Officer
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer —	72	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)
Board of Trustees
Executive Advisor to Dean		Thunderbird School of
(August 2011–March 2012)		Global Management
and Interim Dean		(2007–2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Carrollton School of the
Sacred Heart
President — U.S. Trust,		(since 2001)
Bank of America Private
Wealth Management		Board Member
(Private Banking)		Foreign Policy Association
(July 2007–December 2008)		(since 2006)

President and Director		Board of Trustees
(November 2005–June 2007) and		Georgetown Preparatory School
Chief Executive Officer		(2005–2011)
(April 2007–June 2007) —
U.S. Trust Company		Board of Governors
(Private Banking)		Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	72	Director, Audit
(January 2006–Present)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company

Founder	72	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — Sutton LLC
Founder
P/E Investments		Director
(Hedge Fund)		Oxigene, Inc.
(September 1996–Present)		(2003–2008)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	72	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	72	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	72	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	72	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Core Plus Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report Delaware Inflation Protected Bond Fund July 31, 2012 Fixed income mutual fund

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Inflation Protected Bond Fund at delawareinvestments.com.

Manage your investments online
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  Obtain share prices
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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Inflation Protected Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation	10
Statement of net assets	11
Statement of assets and liabilities	19
Statement of operations	20
Statements of changes in net assets	22
Financial highlights	24
Notes to financial statements	32
Report of independent registered public accounting firm	50
Board of trustees/directors and officers addendum	52
About the organization	62

Unless otherwise noted, views expressed herein are current as of July 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Inflation Protected Bond Fund	August 7, 2012

Performance preview (for the year ended July 31, 2012)
Delaware Inflation Protected Bond Fund (Class A shares)	1-year return	+8.35%
Barclays U.S. Treasury Inflation-Protected Securities (TIPS)
Index (benchmark)	1-year return	+9.49%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Inflation Protected Bond Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Treasury inflation-protected securities (TIPS) posted high-single-digit gains during the Fund’s fiscal year as demand for government debt of all kinds surged amid a weakening global economy, political gridlock in Washington, D.C., and the ongoing risk from Europe. Notably, the rally appears to have been driven not by high inflation or inflation expectations, but by political uncertainty and economic concerns that sparked a sharp drop in inflation-adjusted interest rates, especially at the longer end of the yield curve.

With the U.S. economy struggling to maintain traction, much of Europe in recession, and China experiencing a slowdown, few investors were compelled to purchase inflation protection via the TIPS market. (The total yield of a TIPS bond is its real interest rate plus the rate of headline inflation.) Though core and headline inflation remained elevated from levels reached during the financial crisis and its immediate aftermath, there was little evidence that a secular uptrend in consumer prices was under way. In fact, many investors appeared divided about whether inflation or deflation was the bigger risk, and about the timing of a possible spike in long-term interest rates, a development that has been widely anticipated for some time but has yet to materialize.

Though headline inflation (which includes volatile food and energy prices) peaked at approximately 3% during the Fund’s fiscal year, much of the rise was attributed to the traditionally volatile food and energy sectors. However, core inflation remained firm near 2%, supported by a steep increase in rent prices as millions of Americans, still worried about their job prospects, postponed homeownership. (House prices are not reflected in the Consumer Price Index, or CPI; rather, the housing component is represented by rent prices, which the Fed considers the owner-equivalent cost of housing.) Given the outlook for inflation, an implied breakeven rate on intermediate term TIPS near 2% could represent fair value, reflecting both the inflationary impact of the drought in the Midwest U.S. and the disinflationary or deflationary impact of lingering overcapacity in the domestic labor market.

As the Fund’s fiscal year began in August 2011, the real yield on a 10-year TIPS bond was 0.35%; one year later, that number had fallen to -0.72% — a decline of 1.07 percentage points. The drop in real TIPS yields mirrored the plunge in nominal rates on traditional 10-year Treasurys, which plunged from 2.8% to just less than 1.5% during the same period (source: Bloomberg). However, the decline in real and nominal bond yields was not without interruption.

1

Portfolio management review
Delaware Inflation Protected Bond Fund

Inflation-adjusted interest rates fell sharply in the late summer and early fall of 2011 following the stalemate over the U.S. debt ceiling and Standard & Poor’s much-publicized downgrade of U.S. Treasury debt. Still, economic growth accelerated in the winter and early spring of 2012 and both real and nominal yields rose — only to fall to new lows after improved economic activity was credited to unusually mild winter weather.

Other macro factors

The TIPS market was also supported by relatively accommodative and innovative monetary policy. In addition to a second round of quantitative easing — the buying of government debt by the Federal Reserve — the Fed embarked upon “Operation Twist,” in which the proceeds from the sale of short-term bonds were rolled into longer-term securities. The Fed also supported the fixed income market by pledging to keep benchmark interest rates near zero through at least the end of 2014. Without the fear of higher policy rates, many investors felt comfortable buying longer-term bonds, which experienced the steepest decline in real and nominal rates. For that reason, long-term TIPS performed best during the Fund’s fiscal year.

Fund performance

For the fiscal year ended July 31, 2012, Delaware Inflation Protected Bond Fund Class A shares returned +8.35% at net asset value and +3.47 at maximum offer price (both returns reflect all distributions reinvested). During the same period, the benchmark, the Barclays U.S. TIPS Index returned +9.49%. For complete, annualized performance of the Fund, please see the table on page 4.

The Fund’s overweight allocation in intermediate-term TIPS detracted from relative performance. When real interest rates are falling, as happened during most of the Fund’s fiscal year, taking duration risk can potentially lead to attractive returns. For example, 30-year TIPS bonds generated total returns in excess of 30% for the period, compared to about 12% for intermediate-term TIPS, and roughly zero for short-term TIPS. Additionally, in our opinion, conventional Treasury bonds remain most investors’ preferred asset class when an outbreak of financial stress causes a sharp reduction in market liquidity, as it did during the federal budget standoff in August and September 2011. Still, it is important to note that the Fund’s focus is to provide shareholders with inflation protection while seeking to minimize bets on the direction of bond yields. For that reason, we maintained a slight underweight allocation in longer-term TIPS.

Meanwhile, the Fund’s underweight allocation in the volatile short-term sector of the TIPS market contributed to relative performance. The Fund’s allocations in mortgage securities and international inflation-linked bonds were also modest contributors. We viewed the mortgage-securities market as a more stable, higher yielding alternative to short-term TIPS. The Fund’s international holdings — which were confined to Australia, Brazil, Canada, Republic of Korea, South Africa, and Sweden — provided geographic diversification and a slightly higher inflation component than did domestic TIPS; however, that yield advantage would have been eliminated had the Fund not hedged its currency exposure.

2

Positioning

As the Fund’s fiscal year came to a close, the Fund continued to hold an overweight allocation in the intermediate-term portion of the TIPS curve while maintaining a small underweight allocation in longer-term TIPS. At the short-term end of the TIPS market, we slightly increased the Fund’s still-underweight allocation because of the inflationary effect on food prices caused by the drought in the Midwest U.S. Meanwhile, the Fund retained its marginal exposure to long-term traditional Treasury bonds as a partial hedge against its underweight allocation in long-term TIPS. We entered the fiscal year with a roughly 9% exposure to mortgage securities, a position that we intended as an offset to our underweight allocation in short-term TIPS. The Fund also retained a nearly 10% weighting (with currency exposure hedged) in international inflation-linked bonds, primarily from countries we believe have above-average growth prospects and exposure to the commodity sector. As always, the Fund’s weightings reflect the management team’s strong focus on seeking to provide shareholders opportunities for inflation protection while avoiding what we view as large bets on the direction of interest rates.

Declining real interest rates were the primary driver of TIPS returns
  The long-term end of the TIPS yield curve performed best

  Short-term TIPS were virtually flat and generally volatile

  Investors seem divided over the outlook for inflation

3

Performance summary
Delaware Inflation Protected Bond Fund	July 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through July 31, 2012
	1 year	3 years	5 years	Lifetime
Class A (Est. Dec. 1, 2004)
Excluding sales charge	+8.35%	+9.38%	+8.21%	+6.43%
Including sales charge	+3.47%	+7.73%	+7.22%	+5.79%
Class B (Est. Dec. 1, 2004)
Excluding sales charge	+7.52%	+8.55%	+7.40%	+5.67%
Including sales charge	+3.52%	+7.91%	+7.17%	+5.67%
Class C (Est. Dec. 1, 2004)
Excluding sales charge	+7.52%	+8.55%	+7.39%	+5.67%
Including sales charge	+6.52%	+8.55%	+7.39%	+5.67%
Institutional Class (Est. Dec. 1, 2004)
Excluding sales charge	+8.59%	+9.64%	+8.45%	+6.67%
Including sales charge	+8.59%	+9.64%	+8.45%	+6.67%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

4

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.57% of the Fund’s average daily net assets from Nov. 28, 2011, through Nov. 28, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	1.72%	0.72%
(without fee waivers)
Net expenses	0.82%	1.57%	1.57%	0.57%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware Inflation Protected Bond Fund

Performance of a $10,000 investment1
Average annual total returns from Dec. 1, 2004 (Fund’s inception), through July 31, 2012

For period beginning Dec. 1, 2004, through July 31, 2012	Starting value	Ending value
Barclays U.S. TIPS Index	$10,000	$16,368
Delaware Inflation Protected Bond Fund — Class A Shares	$9,550	$15,396

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Dec. 1, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Barclays U.S. TIPS Index as of Dec. 1, 2004. The Barclays U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DIPAX	246094882
Class B	DIPBX	246094874
Class C	DIPCX	246094866
Institutional Class	DIPIX	246094858

6

Disclosure of Fund expenses
For the six-month period from February 1, 2012 to July 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2012 to July 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Inflation Protected Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/12	7/31/12	Expense Ratio	2/1/12 to 7/31/12*
Actual Fund return
Class A	$1,000.00	$1,043.80	0.81%	$4.12
Class B	1,000.00	1,040.30	1.56%	7.91
Class C	1,000.00	1,039.40	1.56%	7.91
Institutional Class	1,000.00	1,044.40	0.56%	2.85
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.84	0.81%	$4.07
Class B	1,000.00	1,017.11	1.56%	7.82
Class C	1,000.00	1,017.11	1.56%	7.82
Institutional Class	1,000.00	1,022.08	0.56%	2.82

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

9

Security type/sector allocation
Delaware Inflation Protected Bond Fund	As of July 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.90%
Agency Mortgage-Backed Securities	6.38%
Corporate Bonds	1.65%
Sovereign Bonds	8.11%
U.S. Treasury Obligations	80.77%
Option Purchased	0.02%
Short-Term Investments	1.10%
Total Value of Securities	98.93%
Receivables and Other Assets Net of Liabilities	1.07%
Total Net Assets	100.00%

10

Statement of net assets
Delaware Inflation Protected Bond Fund	July 31, 2012

	Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations – 0.90%
Fannie Mae REMIC
Series 2010-35 AB 5.00% 11/25/49	USD	1,293,554	$1,386,614
Series 2010-75 NA 4.00% 9/25/28		1,872,703	1,949,315
• Freddie Mac REMIC Series 3067 FA 0.599% 11/15/35		1,287,330	1,289,658
Total Agency Collateralized Mortgage
Obligations (cost $4,599,665)			4,625,587

Agency Mortgage-Backed Securities – 6.38%
Fannie Mae S.F. 15 yr 4.00% 11/1/25		2,922,983	3,181,576
Fannie Mae S.F. 15 yr TBA
3.00% 8/1/27		725,000	764,309
3.00% 9/1/27		2,183,000	2,297,608
Fannie Mae S.F. 20 yr
5.00% 11/1/29		1,783,682	1,945,328
5.50% 4/1/27		980,802	1,077,570
Fannie Mae S.F. 30 yr
5.50% 2/1/38		1,528,757	1,686,276
6.00% 8/1/36		272,665	301,423
6.00% 9/1/36		332,466	367,530
6.00% 3/1/37		137,606	152,765
6.00% 2/1/38		1,644,932	1,818,421
6.00% 12/1/38		75,740	83,563
6.00% 11/1/39		288,599	319,037
6.00% 4/1/40		1,519,203	1,678,704
6.00% 6/1/40		3,469,617	3,835,553
6.00% 2/1/41		2,193,705	2,432,613
Freddie Mac S.F. 15 yr 3.00% 4/1/27		2,876,987	3,027,759
Freddie Mac S.F. 30 yr
6.00% 8/1/38		1,664,151	1,850,702
6.00% 10/1/38		2,376,342	2,642,729
6.00% 5/1/40		3,162,641	3,479,616
Total Agency Mortgage-Backed Securities
(cost $32,687,284)			32,943,082

Corporate Bonds – 1.65%
Banking – 0.07%
• Morgan Stanley 4.503% 3/5/18		357,000	355,019
			355,019

11

Statement of net assets
Delaware Inflation Protected Bond Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Brokerage – 1.52%
^ JPMorgan Structured Products
0.00% 9/11/12	BRL	430,800	$5,087,517
0.644% 5/18/15	BRL	2,419,000	2,777,893
			7,865,410
Insurance – 0.06%
• Prudential Financial 3.60% 6/10/15	USD	286,000	292,146
			292,146
Total Corporate Bonds (cost $8,138,257)			8,512,575

ΔSovereign Bonds – 8.11%
Australia – 2.30%
Australian Government Inflation Linked Bond
4.00% 8/20/15	AUD	6,214,000	11,860,383
			11,860,383
Brazil – 1.18%
Brazil Notas do Tesouro Nacional Series B
6.00% 5/15/15	BRL	530,000	6,086,330
			6,086,330
Canada – 0.87%
Canadian Government Inflation Linked Bond
4.25% 12/1/21	CAD	3,159,898	4,495,138
			4,495,138
Republic of Korea – 1.83%
Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	7,983,183,390	7,686,208
2.75% 6/10/20	KRW	1,724,656,000	1,752,878
			9,439,086
South Africa – 1.18%
South Africa Government Inflation Linked Bond
2.75% 1/31/22	ZAR	45,600,815	6,127,147
			6,127,147
Sweden – 0.75%
Sweden Government Inflation Linked Bond
0.50% 6/1/17	SEK	24,500,000	3,862,898
			3,862,898
Total Sovereign Bonds (cost $32,060,036)			41,870,982

12

	Principal amount°		Value (U.S. $)
U.S. Treasury Obligations – 80.77%
U.S. Treasury Inflation Indexed Bond
0.125% 4/15/16	USD	56,925,423	$59,838,411
0.125% 4/15/17		110,490,744	117,897,687
0.125% 7/15/22		128,217,888	139,226,547
0.75% 2/15/42		25,731,618	28,833,487
2.00% 1/15/14		38,494,403	40,172,528
∞2.125% 2/15/41		13,595,366	20,522,626
U.S. Treasury Note 3.125% 2/15/42		9,295,000	10,359,566
Total U.S. Treasury Obligations
(cost $406,289,576)			416,850,852

	Number of contracts
Option Purchased – 0.02%
Call Option – 0.02%
U.S. 10 yr Futures Option, strike price $135.50,
expires 9/24/12 (AFI)		411	115,594
Total Option Purchased (cost $193,819)			115,594

	Principal amount°
Short-Term Investments – 1.10%
Repurchase Agreements – 1.10%
Bank of America 0.16%, dated 7/31/12, to
be repurchased on 8/1/12, repurchase price
$3,255,011 (collateralized by U.S. government
obligations 1.00%-4.50% 5/15/14–5/15/38;
market value $3,320,156)	USD	3,255,000	3,255,000
BNP Paribas 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price
$2,440,007 (collateralized by U.S. government
obligations 0.125%-1.25% 7/31/14–4/30/17;
market value $2,488,744)		2,440,000	2,440,000
Total Short-Term Investments
(cost $5,695,000)			5,695,000

13

Statement of net assets
Delaware Inflation Protected Bond Fund

Total Value of Securities – 98.93%
(cost $489,663,637)	$510,613,672
Receivables and Other Assets Net of Liabilities – 1.07%	5,511,629	«
Net Assets Applicable to 45,558,771
Shares Outstanding – 100.00%	$516,125,301

Net Asset Value – Delaware Inflation Protected Bond Fund
Class A ($259,303,198 / 22,887,432 Shares)	$11.33
Net Asset Value – Delaware Inflation Protected Bond Fund
Class B ($861,298 / 76,159 Shares)	$11.31
Net Asset Value – Delaware Inflation Protected Bond Fund
Class C ($93,560,550 / 8,269,125 Shares)	$11.31
Net Asset Value – Delaware Inflation Protected Bond Fund
Institutional Class ($162,400,255 / 14,326,055 Shares)	$11.34

Components of Net Assets at July 31, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$474,190,335
Undistributed net investment income	2,860,185
Accumulated net realized gain	17,648,078
Net unrealized appreciation of investments and derivatives	21,426,703
Total net assets	$516,125,301

°	Principal amount is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of July 31, 2012. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
Δ	Securities have been classified by country of origin.
∞	Fully or partially pledged as collateral for futures contracts.
«	Includes foreign currency valued at $199,860 with a cost of $198,312 and $560,000 restricted cash for open swap contracts.

14

Net Asset Value and Offering Price Per Share –
Delaware Inflation Protected Bond Fund
Net asset value Class A (A)	$11.33
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.86

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at July 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(6,735,541)	USD	8,286,560	8/31/12	$(3,634)
BCLY	EUR	(5,611,431)	USD	6,902,340	8/10/12	(2,521)
GSC	EUR	(10,287,095)	USD	12,628,200	8/31/12	(33,296)
GSC	HUF	(1,151,940,800)	USD	4,866,670	8/31/12	(138,174)
HSBC	CHF	9,757,723	USD	(9,999,562)	8/31/12	2,148
HSBC	EUR	(6,393,544)	USD	7,868,982	8/31/12	(278)
JPMC	EUR	(10,791,392)	USD	13,271,254	8/31/12	(10,937)
MSC	EUR	(3,670,000)	USD	4,515,605	8/31/12	(1,481)
						$(188,173)

15

Statement of net assets
Delaware Inflation Protected Bond Fund

Futures Contract

					Unrealized
					Appreciation
	Contract to Buy	Notional Cost	Notional Value	Expiration Date	(Depreciation)
354	U.S. Treasury Long Bond	$53,348,656	$53,465,062	9/28/12	$116,406

Swap Contracts
CDS Contracts

				Annual		Unrealized
		Notional		Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 17.1 5 yr CDS	EUR	7,210,000	5.00%	6/20/17	$459,106
BCLY	Kingdom of Spain 5 yr CDS	USD	4,850,000	1.00%	3/20/17	212,465
	ITRAXX Europe Subordinate
HSBC	Financials 17.1 5 yr CDS	EUR	1,805,000	5.00%	6/20/17	58,140
	ITRAXX Europe Subordinate
JPMC	Financials 17.1 5 yr CDS	EUR	10,505,000	5.00%	6/20/17	(42,878)
MSC	Republic of France 5 yr CDS	USD	1,020,000	0.25%	12/20/16	(27,676)
Total						$659,157

The use of foreign currency exchange contracts, futures contract and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

16

Summary of abbreviations:
AFI — Advantage Futures Inc.
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CHF — Swiss Franc
EUR — European Monetary Unit
GSC — Goldman Sachs Capital
HSBC — Hong Kong Shanghai Bank
HUF — Hungarian Forint
JPMC — JPMorgan Chase Bank
KRW — South Korean Won
MSC — Morgan Stanley Capital
REMIC — Real Estate Mortgage Investment Conduit
SEK — Swedish Krona
S.F. — Single Family
TBA — To be announced
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

17

Statement of assets and liabilities
Delaware Inflation Protected Bond Fund	July 31, 2012

Assets:
Investments, at value	$504,803,078
Options purchased, at value	115,594
Short-term investments, at value	5,695,000
Foreign currencies, at value	199,860
Restricted cash	560,000
Receivables for fund shares sold	1,146,562
Receivables for securities sold	146,429,386
Dividends and interest receivable	897,328
Unrealized gain of foreign currency exchange contracts	2,148
Variation margin receivable on futures contracts	11,062
Unrealized gain on credit default swap contracts (including up front payments paid $275,701)	454,010
Total assets	660,314,028

Liabilities:
Cash overdraft	128,533
Payables for securities purchased	142,051,847
Payables for fund shares redeemed	850,073
Unrealized loss of foreign currency exchange contracts	190,321
Annual protection payments on credit default swaps	146,052
Due to manager and affiliates	269,552
Distribution payable	529
Unrealized loss on credit default swap contracts (including up front payments received $293,400)	363,954
Other accrued expenses	187,866
Total liabilities	144,188,727

Total Net Assets	$516,125,301

Investments, at cost	$483,774,818
Options purchased, at cost	193,819
Short-term investments, at cost	5,695,000
Foreign currencies, at cost	198,312

See accompanying notes, which are an integral part of the financial statements.

19

Statement of operations
Delaware Inflation Protected Bond Fund	July 31, 2012

Investment Income:
Interest		$4,831,150

Expenses:
Management fees	$2,089,880
Distribution expenses – Class A	571,722
Distribution expenses – Class B	9,666
Distribution expenses – Class C	921,190
Dividend disbursing and transfer agent fees and expenses	629,134
Accounting and administration expenses	182,151
Registration fees	107,126
Legal fees	62,941
Reports and statements to shareholders	60,608
Custodian fees	32,669
Audit and tax	28,140
Trustees’ fees	22,274
Dues and services	10,103
Insurance fees	5,953
Consulting fees	3,750
Pricing fees	3,381
Trustees’ expenses	1,318	4,742,006
Less fees waived		(620,345)
Less expense paid indirectly		(294)
Total operating expenses		4,121,367
Net Investment Income		709,783

20

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$33,961,385
Foreign currencies	(160,499)
Foreign currency exchange contracts	3,363,188
Futures contracts	1,510,092
Swap contracts	1,124,066
Net realized gain	39,798,232
Net change in unrealized appreciation (depreciation) of:
Investments	(2,717,628)
Foreign currencies	(1,796)
Foreign currency exchange contracts	(487,305)
Futures contracts	37,245
Swap contracts	372,288
Net change in unrealized appreciation (depreciation)	(2,797,196)
Net Realized and Unrealized Gain	37,001,036

Net Increase in Net Assets Resulting from Operations	$37,710,819

See accompanying notes, which are an integral part of the financial statements.

21

Statements of changes in net assets
Delaware Inflation Protected Bond Fund

	Year Ended
	7/31/12	7/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$709,783	$8,539,433
Net realized gain	39,798,232	15,742,248
Net change in unrealized appreciation (depreciation)	(2,797,196)	10,886,616
Net increase in net assets resulting from operations	37,710,819	35,168,297

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,063,661)	(5,176,216)
Class B	(9,592)	(29,321)
Class C	(963,926)	(1,932,987)
Institutional Class	(2,860,649)	(3,178,859)

Net realized gain:
Class A	(8,169,883)	(5,130,269)
Class B	(37,345)	(50,583)
Class C	(3,398,410)	(2,487,580)
Institutional Class	(4,595,078)	(2,111,814)
	(24,098,544)	(20,097,629)

Capital Share Transactions:
Proceeds from shares sold:
Class A	147,524,149	114,284,845
Class B	115,815	102,825
Class C	23,023,991	31,292,600
Institutional Class	98,316,460	115,561,320

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	10,372,676	7,720,158
Class B	46,585	77,646
Class C	3,931,858	3,816,091
Institutional Class	5,925,380	3,346,260
	289,256,914	276,201,745

22

	Year Ended
	7/31/12	7/31/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(94,503,620)	$(95,625,307)
Class B	(442,417)	(911,700)
Class C	(25,462,044)	(20,563,927)
Institutional Class	(87,041,627)	(25,900,309)
	(207,449,708)	(143,001,243)
Increase in net assets derived from capital share transactions	81,807,206	133,200,502
Net Increase in Net Assets	95,419,481	148,271,170

Net Assets:
Beginning of year	420,705,820	272,434,650
End of year (including undistributed net investment
income of $2,860,185 and $143,492, respectively)	$516,125,301	$420,705,820

See accompanying notes, which are an integral part of the financial statements.

23

Financial highlights
Delaware Inflation Protected Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$11.040	$10.630	$10.080	$10.160	$9.520

0.025	0.291	0.314	0.124	0.569
0.860	0.787	0.603	(0.014)	0.576
0.885	1.078	0.917	0.110	1.145

(0.192)	(0.325)	(0.367)	(0.133)	(0.505)
(0.403)	(0.343)	—	(0.057)	—
(0.595)	(0.668)	(0.367)	(0.190)	(0.505)

$11.330	$11.040	$10.630	$10.080	$10.160

8.35%	10.55%	9.25%	1.12%	12.13%

$259,303	$189,624	$156,345	$83,771	$19,624
0.81%	0.80%	0.78%	0.75%	0.75%

0.94%	0.97%	0.94%	0.94%	0.94%
0.23%	2.72%	3.00%	1.27%	5.58%

0.10%	2.55%	2.84%	1.08%	5.39%
225%	157%	118%	188%	178%

25

Financial highlights
Delaware Inflation Protected Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$11.030	$10.620	$10.020	$10.160	$9.520

(0.058)	0.210	0.235	0.051	0.491
0.857	0.789	0.600	(0.014)	0.574
0.799	0.999	0.835	0.037	1.065

(0.116)	(0.246)	(0.235)	(0.120)	(0.425)
(0.403)	(0.343)	—	(0.057)	—
(0.519)	(0.589)	(0.235)	(0.177)	(0.425)

$11.310	$11.030	$10.620	$10.020	$10.160

7.52%	9.74%	8.40%	0.39%	11.25%

$861	$1,121	$1,806	$1,886	$2,032
1.56%	1.55%	1.53%	1.50%	1.50%

1.69%	1.72%	1.69%	1.69%	1.69%
(0.52% )	1.97%	2.25%	0.52%	4.83%

(0.65% )	1.80%	2.09%	0.33%	4.64%
225%	157%	118%	188%	178%

27

Financial highlights
Delaware Inflation Protected Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$11.030	$10.620	$10.020	$10.160	$9.520

(0.058)	0.210	0.235	0.051	0.492
0.857	0.789	0.600	(0.014)	0.573
0.799	0.999	0.835	0.037	1.065

(0.116)	(0.246)	(0.235)	(0.120)	(0.425)
(0.403)	(0.343)	—	(0.057)	—
(0.519)	(0.589)	(0.235)	(0.177)	(0.425)

$11.310	$11.030	$10.620	$10.020	$10.160

7.52%	9.74%	8.40%	0.39%	11.25%

$93,561	$89,740	$71,866	$40,352	$9,169
1.56%	1.55%	1.53%	1.50%	1.50%

1.69%	1.72%	1.69%	1.69%	1.69%
(0.52% )	1.97%	2.25%	0.52%	4.83%

(0.65% )	1.80%	2.09%	0.33%	4.64%
225%	157%	118%	188%	178%

29

Financial highlights
Delaware Inflation Protected Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year Ended
7/31/12	7/31/11	7/31/10	7/31/09	7/31/08
$11.040	$10.630	$10.100	$10.160	$9.530

0.053	0.317	0.339	0.148	0.594
0.867	0.788	0.603	(0.014)	0.567
0.920	1.105	0.942	0.134	1.161

(0.217)	(0.352)	(0.412)	(0.137)	(0.531)
(0.403)	(0.343)	—	(0.057)	—
(0.620)	(0.695)	(0.412)	(0.194)	(0.531)

$11.340	$11.040	$10.630	$10.100	$10.160

8.59%	10.83%	9.51%	1.36%	12.30%

$162,400	$140,221	$42,418	$95,132	$90,412
0.56%	0.55%	0.53%	0.50%	0.50%

0.69%	0.72%	0.69%	0.69%	0.69%
0.48%	2.97%	3.25%	1.52%	5.83%

0.35%	2.80%	3.09%	1.33%	5.64%
225%	157%	118%	188%	178%

31

Notes to financial statements Delaware Inflation Protected Bond Fund	July 31, 2012

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Core Plus Bond Fund and Delaware Inflation Protected Bond Fund. These financial statements and the related notes pertain to Delaware Inflation Protected Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide inflation protection and current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S.

32

markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2009–July 31, 2012) and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2012.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Inflation-Indexed Bonds — The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than

33

Notes to financial statements
Delaware Inflation Protected Bond Fund

1. Significant Accounting Policies (continued)

typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute income dividends and capital gains more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

34

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended July 31, 2012.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended July 31, 2012, the Fund earned $294 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

Effective November 28, 2011, DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 0.57% of average daily net assets of the Fund through November 28, 2012. Prior to November 28, 2011, DMC had contractually agreed to waive its management fees to the extent necessary to ensure that total annual expenses did not exceed 0.55% of average daily net assets of the Fund. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement apply only to expenses paid directly by the Fund. This waiver and reimbursement may be terminated only by agreement of the Manager and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The

35

Notes to financial statements
Delaware Inflation Protected Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended July 31, 2012, the Fund was charged $22,878 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution and service expenses.

At July 31, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$102,591
Dividend disbursing, transfer agent and fund accounting oversight fees and other expenses payable to DSC	12,075
Distribution fees payable to DDLP	134,334
Other expenses payable to DMC and affiliates*	20,552

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended July 31, 2012, the Fund was charged $12,848 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2012, DDLP earned $53,399 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2012, DDLP received gross CDSC commissions of $5, $41 and $3,788 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2012, the Fund made purchases of $240,728,409 and sales of $228,503,599 of investment securities other than U.S. government securities and short-term investments. For the year ended July 31, 2012, the Fund made purchases of $870,194,555 and sales of $795,237,852 of long-term U.S. government securities.

36

At July 31, 2012, the cost of investments for federal income tax purposes was $496,643,649. At July 31, 2012, net unrealized appreciation was $13,970,023, of which $16,732,205 related to unrealized appreciation of investments and $2,762,182 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

37

Notes to financial statements
Delaware Inflation Protected Bond Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$37,568,669	$—	$37,568,669
Corporate Debt	—	8,512,575	—	8,512,575
Foreign Debt	—	41,870,982	—	41,870,982
U.S. Treasury Obligations	—	416,850,852	—	416,850,852
Options Purchased	115,594	—	—	115,594
Short-Term Investments	—	5,695,000	—	5,695,000
Total	$115,594	$510,498,078	$—	$510,613,672

Foreign Currency Exchange Contracts	$—	$(188,173)	$—	$(188,173)
Futures Contract	116,406	—	—	116,406
Swap Contracts	—	659,157	—	659,157

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Debt	Foreign Debt	Total
Balance as of 7/31/11	$3,185,193	$4,740,261	$7,925,454
Transfer out of Level 3	(3,185,193)	(4,740,261)	(7,925,454)
Balance as of 7/31/12	$—	$—	$—

Net change in unrealized
appreciation (depreciation)
from Level 3 investments still held
as of 7/31/12	$—	$—	$—

During the year ended July 31, 2012, transfers out of Level 3 investments into Level 2 investments were made in the amount of $7,925,454 for the Fund. This is due to the Fund utilizing prices with an observable input from a vendor, which had been using prices with unobservable inputs. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. During the year ended July 31, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

38

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2012 and 2011 was as follows:

	Year Ended
	7/31/12	7/31/11
Ordinary income	$12,480,661	$13,767,558
Long-term capital gain	11,617,883	6,330,071
Total	$24,098,544	$20,097,629

5. Components of Net Assets on a Tax Basis

As of July 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$474,190,335
Undistributed ordinary income	29,645,686
Undistributed long-term capital gains	4,393,402
Other temporary differences	(6,550,813)
Unrealized appreciation on investments, swap contracts and foreign currencies	14,446,691
Net assets	$516,125,301

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on straddles, mark-to-market on future contracts, mark-to-market of foreign currency contracts, tax treatment of CDS contracts, tax treatment of U.S. Treasury Inflation-Indexed Securities deflationary adjustments, and tax treatment of market discount and premium on debt instruments.

39

Notes to financial statements
Delaware Inflation Protected Bond Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on debt instruments, paydowns of mortgage- and asset-backed securities and tax treatment of CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2012, the Fund recorded the following reclassifications.

Undistributed net investment income	$9,904,738
Accumulated net realized gain	(9,904,738)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/12	7/31/11
Shares sold:
Class A	13,301,451	10,776,523
Class B	10,495	9,720
Class C	2,087,039	2,939,402
Institutional Class	8,935,907	10,832,942

Shares issued upon reinvestment of dividends and distributions:
Class A	959,928	729,238
Class B	4,328	7,352
Class C	364,852	360,721
Institutional Class	547,719	315,337
	26,211,719	25,971,235

Shares redeemed:
Class A	(8,551,910)	(9,040,540)
Class B	(40,364)	(85,512)
Class C	(2,317,692)	(1,932,068)
Institutional Class	(7,856,787)	(2,439,780)
	(18,766,753)	(13,497,900)
Net increase	7,444,966	12,473,335

For the years ended July 31, 2012 and 2011, 19,473 Class B shares were converted to 19,424 Class A shares valued at $213,416 and 28,148 Class B shares were converted to 28,140 Class A shares valued at $295,485, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

40

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $50,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. On August 1, 2011, the Fund, along with the other Participants, entered into an amendment for a $100,000,000 revolving line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of July 31, 2012 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

41

Notes to financial statements
Delaware Inflation Protected Bond Fund

8. Derivatives (continued)

Future Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended July 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing

42

options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written were outstanding at July 31, 2012.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy failure to pay and obligation default.

During the year ended July 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund has posted $560,000 as cash collateral for open swap contracts, which is presented as restricted cash on the statement of assets and liabilities. The Fund received $582,000 in securities collateral for certain open derivatives.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

43

Notes to financial statements
Delaware Inflation Protected Bond Fund

8. Derivatives (continued)

Swaps Generally. Because there are generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair value of derivative instruments as of July 31, 2012 was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets			Statement of Assets
	and Liabilities			and Liabilities
	Location	Fair Value		Location	Fair Value
Forward currency exchange contracts
(Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$2,148		Unrealized loss on foreign currency exchange contracts	$(190,321)
Interest rate contracts
(Futures contracts)	Variation margin receivable on futures contracts	116,406	*	Variation margin payable on futures contracts	—
Credit contracts
(Swap contracts)	Unrealized gain on CDS contracts	729,711		Unrealized loss on CDS contracts	(70,554)
Total		$848,265			$(260,875)

*Includes cumulative appreciation of futures contracts from the date the contracts were open through July 31, 2012. Only current day variation margin is reported on the Fund’s statement of assets and liabilities.

44

The effect of derivative instruments on the statement of operations for the year ended July 31, 2012 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation)
	Location of Gain (Loss) on	Derivatives	on Derivatives
	Derivatives Recognized in	Recognized in	Recognized in
	Income	Income	Income
Forward currency exchange contracts
(Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$3,363,188	$(487,305)
Interest rate contracts
(Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,510,092	37,245
Credit contracts
(Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,124,066	372,288
Total		$5,997,346	$(77,772)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended July 31, 2012.

	Asset		Liability
	Derivative Volume		Derivative Volume
Foreign currency exchange contracts (average cost)	USD	3,998,304	USD	32,093,570
Futures contracts (average notional value)		15,128,957		19,330,386
Options contracts (average notional value)		100,563		—
Swap contracts (average notional value)		2,287,660		3,656,638
Swap contracts (average notional value)	EUR	—	EUR	9,454,091

45

Notes to financial statements
Delaware Inflation Protected Bond Fund

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

46

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended July 31, 2012, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-protected bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and

47

Notes to financial statements
Delaware Inflation Protected Bond Fund

10. Credit and Market Risk (continued)

interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

48

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income distribution (Tax Basis)	51.79%
(B) Long-Term Capital Gains Distributions (Tax Basis)	48.21%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

49

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund
and the Shareholders of Delaware Inflation Protected Bond Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Inflation Protected Bond Fund (one of the series constituting Delaware Group Government Fund, hereinafter referred to as the “Fund”) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended July 31, 2009 were audited by other independent accountants whose report dated September 21, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 21, 2012

50

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	72	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.2
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	72	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	72	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — U.S. SQUASH

		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	72	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	72	None
(2004–Present)

Chief Investment Officer
Assurant, Inc. (Insurance)
(2002–2004)

55

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

56

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer —	72	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)
Board of Trustees
Executive Advisor to Dean		Thunderbird School of
(August 2011–March 2012)		Global Management
and Interim Dean		(2007–2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Carrollton School of the
Sacred Heart
President — U.S. Trust,		(since 2001)
Bank of America Private
Wealth Management		Board Member
(Private Banking)		Foreign Policy Association
(July 2007–December 2008)		(since 2006)

President and Director		Board of Trustees
(November 2005–June 2007) and		Georgetown Preparatory School
Chief Executive Officer		(2005–2011)
(April 2007–June 2007) —
U.S. Trust Company		Board of Governors
(Private Banking)		Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

57

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

58

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	72	Director, Audit
(January 2006–Present)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company

Founder	72	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — Sutton LLC
Founder
P/E Investments		Director
(Hedge Fund)		Oxigene, Inc.
(September 1996–Present)		(2003–2008)

59

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	72	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	72	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	72	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	72	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

61

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Inflation Protected Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

62

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Thomas L. Bennett1
John A. Fry
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,300 for the fiscal year ended July 31, 2012.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,900 for the fiscal year ended July 31, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $565,000 for the registrant’s fiscal year ended July 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended July 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,300 for the fiscal year ended July 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended July 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended July 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax review.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended July 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,092,966 and $0 for the registrant’s fiscal years ended July 31, 2012 and July 31, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® GOVERNMENT FUND

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	October 3, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	October 3, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 3, 2012